Simpson Thacher & Bartlett
                           425 Lexington Avenue
                            New York, NY 10017

Tel: 212-455-2000
Fax: 212-455-2502

                                         April 30, 1999

Re   The Kaufmann Fund, Inc. (Registration Statement File Nos. 2-28049
     and 811-1586)

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549
Attn: Filing Desk

Dear Sir or Madam:

     On behalf of The Kaufmann Fund, Inc. (the "Company"), and pursuant to Rule 485(b) of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended (the "Investment Company Act"), we hereby submit for filing by direct electronic transmission Post-Effective Amendment No. 50 under the Securities Act and Amendment No. 49 under the Investment Company Act to the Company's Registration Statement on Form N-1A (the "Post-Effective Amendment").

     The Post-Effective Amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b).

     Please direct any comments concerning the filing to Nick Patnaik at 212-455-3193 of this firm.


                               Very truly yours,

                               /s/ Simpson Thacher & Bartlett

                               SIMPSON THACHER & BARTLETT

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON 4/30/99

                                                      FILE NOS:   2-28049
                                                                 811-1586

                    SECURITIES AND EXCHANGE COMMISSION
                    ----------------------------------
                          Washington, D.C. 20549

                                FORM N-1A
                                ---------

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /

               Pre-Effective Amendment No. _______      /   /

               Post-Effective Amendment No. 50          / X /

                                  and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY       / X /
                               ACT OF 1940

                             Amendment No. 49

                    (Check appropriate box or boxes.)

                         THE KAUFMANN FUND, INC.
                         -----------------------
            (Exact name of Registrant as Specified in Charter)

                      140 E. 45TH STREET, 43RD FLOOR
                         NEW YORK, NEW YORK 10017
                        -------------------------
                 (Address of Principal Executive Office)

           Registrant's Telephone Number, including Area Code:
                               212-922-0123
                               ------------

        MARTIN V. MILLER, ESQUIRE, 140 E. 45TH STREET, 43RD FLOOR
                 NEW YORK, NEW YORK 10017 - 212-922-0123
                  -------------------------------------
                 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable following effective date.

It is proposed that this filing will become effective (check appropriate box):

/ X /    immediately upon filing pursuant to paragraph (b)

/   /    on (DATE) pursuant to paragraph (b)

/   /    60 days after filing pursuant to paragraph (a)(1)

/ X /    on April 30, 1999 pursuant to paragraph (a)(1)

/   /    75 days after filing pursuant to paragraph (a)(2)

/   /    on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/   /    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         A Rule 24f-2 Notice for the year ended December 31, 1998 was filed on April 9, 1999.

                                 FORM N-1A
                                 ---------

                          CROSS REFERENCE SHEET
                          ---------------------


Form N-1A PART A
----------------

 ITEM #                              PROSPECTUS LOCATION
 ------                              -------------------

 1.    Cover Page                    Cover Page

 2.    Synopsis                      Summary and Fee Table

 3.    Condensed Financial           Schedule of Selected per Share Data
       Information                   and Ratios, Financial Highlights

 4.    General Description of        The Fund, Investment Objective and
       Registrant                    Policies, The Registrant Investment
                                     Policies Particularized,
                                     Investment Risks, Portfolio
                                     Turnover

 5.    Management of the Fund        Management of the Fund

 5A.   Management Discussion of      Management's Discussion of Fund
       Fund Performance              Performance

 6.    Capital Stock and Other       Capital Stock
       Securities

 7.    Purchase of Securities        Purchase of Fund Shares, Account
       Being Offered                 Statements, Determination of Net
                                     Asset Value, Distribution Plan,
                                     Special Investor Services, Service
                                     Fees

 8.    Redemption or Repurchase      Redemption of Shares

 9.    Pending Legal Proceedings     N/A

FORM N-1A PART B

 ITEM #                               LOCATION IN STATEMENT OF
 ------                               ADDITIONAL INFORMATION
                                      -------------------------

 10.   Cover Page                     Cover Page

 11.   Table of Contents              Table of Contents

 12.   General Information and        See Item "The Fund" in Prospectus
       History

 13.   Investment Objectives and      Investment Objective and Policies,
       Policies                       Investment Restrictions

 14.   Management of the Fund         Management of the Fund

 15.   Control Persons and            Principal Holders of Securities
       Principal Holders of
       Securities

 16.   Investment Advisory and        Investment Advisory Services,
       Other Services                 Custodian, Auditor. See item
                                      "Transfer Agent and Custodian" in
                                      Prospectus

 17.   Brokerage Allocation and       Brokerage Allocation
       Other Practices

 18.   Capital Stock and Other        See item "Capital Stock" in
       Securities                     Prospectus

 19.   Purchase, Redemption and       Purchase and Redemption of Shares,
       Pricing of Securities Being    Special Investor Services,
       Offered                        Distribution Plan. See "Purchases
                                      of Fund Shares" and "Determination
                                      of Net Asset Value" in Prospectus

 20.   Tax Status                     Taxes, Dividends and Capital
                                      Gains, See same heading in
                                      Prospectus

 21.   Underwriters                   N/A

-------------------

 ITEM #                                  LOCATION IN STATEMENT
 ------                                  OF ADDITIONAL INFORMATION
                                         -------------------------

 22.   Calculations of Performance       Additional Performance
       Data                              Information for the Fund

 23.  Financial Statements               Financial Statements


 PART C
 ------

 ITEM #                                  LOCATION IN PART C
 ------                                  -------------------

 24.   Financial Statements and          Financial Statements and
       Exhibits                          Exhibits

 25.   Persons Controlled by or Under    Persons Controlled by or Under
       Common Control with Registrant    Common Control with
                                         Registrant

 26.   Number of Holders of Securities   Number of Holders of
                                         Securities

 27.   Indemnification                   Indemnification

 28.   Business and Other Connections    Business and Other Connections
       of Investment Advisor

 29.   Principal Underwriter             Principal Underwriter

 30.   Location of Accounts and          Location of Accounts and
       Records                           Records

 31.   Management Services               Management Services

 32.   Undertakings                      Undertakings

Cover
[Logo]


Prospectus & Application
May 1, 1999


The Kaufmann Fund, Inc.
140 East 45th Street, 43rd Floor
New York, New York 10017


Investing in growth companies for the long term

The Fund seeks capital appreciation by investing principally in common stocks.



For Assistance in Completing an Application or
Questions Concerning Shareholder Accounts
                 (800) 261-0555


As with all mutual funds, the Securities and Exchange Commission does not determine if the information contained in this prospectus is truthful or complete nor has it approved or disapproved any securities offered in this prospectus. Anyone who tells you otherwise is committing a crime.


Table of Contents


Why You Should Read This Prospectus
Reading the prospectus will help you to decide whether The Kaufmann Fund, Inc. is the right investment for you. It allows you to compare the Fund's objective, principal strategies, principal risks and performance with other mutual funds. Please keep it for future reference.

                                                                          Page

Information About the Fund
         Objective
         Principal Strategies
         Principal Risks
         Performance
         Fees and Expenses


Additional Investment Strategies

Account Information
         Determining Share Price
         Purchasing Shares
         Selling Shares
         Special Investor Services

Dividends and Taxes
         Dividends and Distributions
         Tax Consequences

Managing the Fund
         Portfolio Turnover
         Year 2000 Readiness
         Euro Conversion
         Distribution and Service Fees

Financial Highlights


The Fund is not a complete investment program, but may serve to diversify other types of investments in your portfolio.

Information About the Fund


Objective

The Fund's investment objective is capital appreciation.



Principal Strategies


To achieve its objective, the Fund invests primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, NASDAQ and on the over-the-counter market. Up to 25% of the Fund's net assets may be invested in foreign securities. When deciding which securities to buy the Fund considers:

    the growth prospects of existing products and new product development the economic outlook of the industry the price of the security and its estimated fundamental value relevant market, economic and political environments.

The Fund invests in individual companies for the long term. It buys the stocks of companies that it believes:

    are profitable and leaders in their industry have distinct products and services which address substantial markets can grow annual earnings by at least 20% for the next three to five years have superior proven management and solid balance sheets.

[CALLOUT]

Hands-On-Approach
Edgemont Asset Management Corporation, the Fund's investment advisor, uses a bottom up approach to portfolio management. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. This hands-on-approach means that in addition to sophisticated computer analysis, Edgemont conducts in-depth meetings with management, industry analysts and consultants. Through this interaction with companies Edgemont seeks to develop a thorough knowledge of the dynamics of the businesses the Fund invests in.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals or the intermediate and long-term prospects are poor.


Principal Risks

The Fund cannot eliminate risk or assure achievement of its objective and you may lose money on your investment in the Fund.

The Fund is subject to "management" and "market" risks. Management risk means that the Fund's strategy may not produce the expected results, causing losses. Market risk is when the price of a security moves down in response to general market and economic conditions or from the activities of an individual company.


Since the Fund invests mostly in small and medium companies its share price may fluctuate more than the share price of funds primarily invested in large companies. These companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


In addition, there are risks associated with investing in foreign countries. Since foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio could be affected by currency exchange rates and exchange control regulations. Other risks include:

-   seizure, expropriation or nationalization of a company's assets
- less publicly available information and differing regulations and standards
- the impact of political, social or economic instability, or diplomatic events
-   securities are less liquid and harder to value than those of a U.S.
    issuer.

As a result of these risks, the Fund may be more volatile than a fund investing solely in U.S. companies. These risks may be greater if the Fund invests in developing countries.

Performance

The information below shows the Fund's performance for the ten-year period through December 31, 1998. Year-by-year returns show how the Fund's performance has varied by illustrating its volatility for each full calendar year for the past ten years. These returns include reinvestment of all dividends and capital gain distributions, and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.



Year-By-Year Total Return As Of December 31,

           1989         1990         1991         1992         1993        1994        1995        1996        1997        1998
         ---------  -----------  -----------  -----------  ----------  -----------  ----------  ----------  ----------  ---------
80%
70%                                 78.65%
60%
50%
40%       46.85%
30%                                                                                   36.84%
20%                                                                                               20.85%
10%                                              11.32%      18.14%                                            12.59%
0%                      6.13%                                             8.99%                                            0.07%
-10%
Best quarter:            28.10% (1st quarter 1991
Worst quarter:          -18.69% (3rd quarter 1998)

These figures do not reflect the redemption fee.
If the fee was included performance would be lower.


Average annual total return measures Fund performance over time. The Fund's average annual return is compared with the Russell 2000 Index. While the Fund does not seek to match the returns of the Russell 2000, this Index is a good indicator of small company stock performance. You may not invest in the Russell 2000, and unlike the Fund, it does not incur fees or charges. Performance figures reflect the redemption fee.


Average Annual Returns As Of December 31, 1998

                     1 Year             5 Years               10 Years
                     ------             -------               --------
The Kaufmann Fund     0.72%             15.11%                 20.65%
Russell 2000         -2.25%             11.87%                 12.92%

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.


As a Fund             Shareholder Fees
shareholder, you      (fees paid directly from your investment)
do not pay any
sales charges or      Redemption Fee 1                                  0.20%
exchange fees.        (as % of redemption proceeds)
Annual expenses
can vary from         Annual Fund Operating Expenses
year-to-year.         (expenses that are deducted from Fund assets)
These fees are
for the fiscal        Management fee                                    1.50%
year ended            Distribution (12b-1) fee 2                        0.43%
December 31,          Other expenses                                    0.00%
1998.
                      Total Annual Fund Operating Expenses                  %
                      Fee Waiver 3                                          %
                      Net Expenses                                      1.96%

1. The Fund imposes a 0.20% fee on the redemption of any shares purchased after February 1, 1985.
2.   The maximum distribution fee that could be paid is 0.75%.
3. Under a written contract, Edgemont reimburses expenses when certain annual operating expenses of the Fund exceed $650,000. This contract may be terminated or amended at any time by Edgemont.


[CALLOUT]

Understanding Costs

Costs are an important consideration in choosing a mutual fund. That's because you pay the costs of operating the Fund. These costs can erode a substantial portion of the capital appreciation the Fund achieves. Even seemingly small differences in expenses can, over time, have an effect on the Fund's performance.

Example Costs

The following example allows you to compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the following assumptions:

-   $10,000 initial investment
-   5% total return for each year
-   Total annual Fund operating expenses remain the same for each period
-   selling and holding shares at the end of each period.



Your actual costs may be higher or lower, so use this example for comparison only. Based on this information your costs at the end of each period would be:

                      1 Year     3 Years     5 Years      10 Years
                      ------     -------     -------      --------
With redemption        $220        $637       $1,080       $2,312
Without redemption     $199        $615       $1,057       $2,285

Additional Investment Strategies

In seeking to meet its investment objective, the Fund may invest in other types of securities and employ certain investment practices These securities and investment practices offer certain opportunities and carry various risks.


The Fund may use up to 10% of its net assets to purchase and sell put and call options, and write covered call options to protect its assets. An option is the right to buy or sell securities for an agreed upon price. The successful use of options, which are a type of derivative, depends on Edgemont's ability to correctly predict changes in the price of securities. Options may be riskier than other types of investments.


The Fund may make short sales of securities listed on one or more national exchange or on the NASDAQ. A short sale means selling a security the Fund does not own to take advantage of an anticipated decline in the stock's price. Once the Fund sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the Fund engage in short sales transactions if it would cause the market value of all the Fund's securities sold short to exceed 25% of its net assets. Short sales may reduce returns or increase volatility.

Up to 10% of the Fund's net assets may be invested in illiquid securities, including those with legal or contractual restrictions and those without a readily available market. The Fund may also invest up to 10% of its total assets in other registered investment companies.

Up to 5% of the Fund's net assets may be invested in warrants. A warrant is issued by a company and entitles the holder to buy the company's common stock at a set price during a stated period of time. The Fund may lose money on a warrant if the price of the underlying security declines or if the warrant expires before it is exercised.


The Fund may borrow up to 331/3% of its net assets from banks for temporary or emergency purposes, clearing transactions or for investment purposes. Borrowing for investment purposes is known as leveraging, which increases the effect of any change in the market value of the Fund's portfolio. Leveraging may expose the Fund to greater risk and increased costs. Interest paid on any borrowed funds could have the effect of lowering the Fund's return. In addition, the Fund may have to sell securities when it would normally keep them in order to make interest payments.

The Fund has a securities lending program. The Fund may loan up to 30% of its total assets, in the form of its portfolio securities, to unaffiliated broker-dealers, banks or other recognized institutional borrowers. No loans are made without equivalent collateral. The Fund lends its portfolio securities to generate additional income. The primary risk in lending securities is the default of a borrower. If the borrower defaults there could be a deficiency in the collateral posted by the borrower. This risk is minimized by computing the value of the loaned securities each day. If the value of the security increases, additional collateral is provided by the borrower.

[CALLOUT]

Investing Defensively

In response to unfavorable market, economic or political conditions, the Fund may temporarily invest 100% of its assets in cash, U.S. government securities, certificates of deposit or high grade debt securities for defensive purposes. For this purpose, high grade means major rating services like Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have rated the securities within their two highest quality grades. Although the Fund would do this to avoid losses, these measures may hurt the Fund's efforts to achieve its objective.

Account Information

Determining Share Price
The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV).

[CALLOUT]

Calculating NAV

The share price for the Fund is determined by adding the value of the investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of shares outstanding.

NAV is calculated at the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. New York time) each day the Exchange is open. NAV is not calculated on days the Exchange is closed. For a purchase, redemption or exchange of Fund shares, your price is the next calculated NAV after your request is received in good order and accepted by the Fund. To receive a specific day's price, your request must be received before the close of the Exchange on that day.

When the Fund calculates share price, it values its securities at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures adopted by the Directors.

Foreign securities traded on foreign exchanges are valued at the last quoted sales price available before the Fund's assets are valued. These securities trade during hours and on days that the Exchange is closed and the Fund's NAV is not calculated. Although the Fund's NAV may be affected during these times, you will not be able to purchase or redeem shares on these days.

Purchasing Shares

You pay no sales charge to purchase shares of the Fund. Purchases are made at NAV. If the Fund or the Fund's transfer agent receives, in proper form, your check, wire or electronic transfer after 4:00 p.m. Eastern time, your transaction is not processed until the next business day.


Broker-dealers, financial planners, registered investment advisers, banks or other institutions, may impose investment minimums higher than those imposed by the Fund. They may also charge for their services. There are no charges if you purchase your shares directly from the Fund.


                            Minimum            Minimum
Type of                     Initial            Additional
Account                     Investment         Investment
-------                     ----------         ----------

Regular Accounts
  By telephone                N/A              $1,000
  By mail                   $1,500             $  100
  By Automatic Investment   $  500             $   50 monthly

IRAs
  By mail                   $  500               N/A
  By Automatic Investment     N/A              $   50 monthly

Payroll Deductions
  By Automatic Investment   $  500             $   50 monthly


The Fund has the right to reject any purchase order, or limit or suspend the offering of its shares. Additionally, the Fund may discontinue the acceptance of telephone orders without notice and waive minimum purchase requirements at any time.

[CALLOUT]

Payment for Fund Shares

Purchases must be made by check, Federal Reserve draft, or other negotiable bank draft, payable in U.S. dollars and drawn on U.S. banks. Third party checks will not be accepted for initial purchases or without special permission. A charge is imposed on any returned checks.


               Opening an Account                   Adding to an Account
               ------------------                   --------------------
By Mail        |_|  Complete and sign the           |_|  Make check payable
                    application.                         to:
               |_|  Make your check payable to:          The Kaufmann Fund,
                    The Kaufmann Fund, Inc.              Inc.
               |_|  Mail application and check      |_|  Include your
                    to:                                  account number on
                    Boston Financial Data                the check.
                    Services, Inc.                  |_|  Mail check with the
                    2 Heritage Drive                     stub from your
                    North Quincy, MA 02171               shareholder
                                                         statement to the
                                                         address on the
                                                         left.

By Telephone   N/A                                  |_| Make the election on
                                                        the application.
                                                    |_| Call (800) 261-0555
                                                        to place investment.
                                                    |_| Additional
                                                        investments may not
                                                        exceed $10,000, or
                                                        seven times your
                                                        current account
                                                        balance, whichever
                                                        is less.
                                                    |_| Payment must be
                                                        received within
                                                        three days.

By Wire        |_|  Complete and sign the           |_| Wire funds to:
                    application.                        State Street Bank &
               |_|  Mail your application to the        Trust Co.
                    address above.                      ABA:  011000028 for
               |_|  Call (800) 261-0555, or (617)       credit to
                    483-5000 if overseas, to            BFDS Account
                    obtain an account number.           #99050874
               |_|  Wire funds using the                The Kaufmann Fund,
                    instructions at the right.          Inc.
                                                        [Your name and
                                                        account number].
                                                    |_| Call (800) 261-0555
                                                        to advise of wire.

By Automatic   |_|  Call (800) 261-0555 to set up   N/A
Investment          a purchase schedule.
Program

Through an     |_|  Contact your financial          |_| Contact your
Intermediary        professional or broker-dealer.      financial
                                                        professional or
                                                        broker-dealer.

Selling Shares

You may sell shares of the Fund on any day it is open for business. Redemption requests received before 4:00 p.m. Eastern time will be made at that day's NAV. No redemption request will be processed until your shares have been paid for in full. If you pay for shares by check, payment may take up to 15 days to clear from the date of purchase. In times of drastic economic or market conditions, you may have difficulty selling shares by telephone. The telephone redemption privilege may be modified or discontinued without notice to shareholders.

Selling Shares:


By Telephone   |_|  Make the election on the application.
or Overseas    |_|  Call (800) 261-0555, or (617) 483-5000 from overseas.
Cable          |_|  Send a telegram or overseas cable to:
                         Boston Financial Data Services, Inc.
                         2 Heritage Drive
                         North Quincy, MA 02171

By Mail        |_|  Send a letter of instruction to Boston Financial Data
                    Services, Inc at the address above.  Include:
                       your account number
                       the dollar value or number of shares to be redeemed
                          -       signature guarantee if required, along
                                  with other supporting documents
                          -       share certificates, if applicable.
               |_|  Sign the request exactly as the shares are registered.

Through an     |_|  Contact your financial professional or broker-dealer.
Intermediary

Redemption Proceeds

Once your redemption request has been received in "proper form," shares will be redeemed at the next determined NAV. If your shares were purchased after February 1, 1985, redemption proceeds are subject to a redemption fee of 0.20%.

"Proper form" means that the Fund has received your account application, all shares are paid for, and all documentation along with any required signature guarantees and share certificates are included. Payment will be made by check to the address of record, or by wire transfer if you elected this on your account application, generally no later than the third business day after the valuation date.

Signature Guarantees

The Fund uses signature guarantees to protect you and the Fund from possible fraudulent requests for redeemed shares. Your redemption request must be accompanied by a signature guarantee if it exceeds $30,000. Signature guarantees may be obtained from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. Signature guarantees cannot be obtained from a notary public. If you have a question concerning signature guarantees, please call (800) 261-0555.


[CALLOUT]

Security Considerations

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Redemptions In-kind

The Fund intends to redeem shares in cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind. In-kind payment means portfolio securities are received rather than cash. If this occurs, transaction costs will be incurred when selling the securities.

Involuntary Redemption

If your account falls below $500, the Fund may close your account by redeeming your shares and sending the proceeds minus any applicable redemption fee. You will receive notice to increase your balance 30 days before this happens. Your account will not be redeemed if the balance is below the minimum due to a reduction in the Fund's NAV. Involuntary redemptions do not apply to IRAs and other retirement accounts.

Special Investor Services

The Fund offers its shareholders special services, which you may elect at the time you open your account or at a later date. If you want further information on any of these services call (800) 261-0555.

The Kaufmann/Reserve Fund Money Market Switch Plan

The Fund and the Reserve Fund offer a Switch Plan which allows you to redeem Fund shares to and from the Kaufmann Fund. The minimum amount that may be switched is $1,000.


In order to participate in the Switch Plan, elect the option on the account application. Call (800) 261-0555 to effect the switch. A transfer from the Fund to the Reserve Fund will take at least four business days and is subject to the applicable redemption fee of 0.20%. The Fund and the Reserve Fund have the right to limit the number of switches made. Either the Fund or the Reserve Fund may terminate the Switch Plan at any time. The Reserve Fund is not affiliated with the Fund or its investment adviser. The Reserve Fund is advised by Reserve Management Company, Inc. and distributed by Resrv Partners Inc.


For federal income tax purposes, a switch into the Reserve Fund will be regarded as a sale of Fund shares and the purchase of Reserve Fund shares.

Automatic Investment Plan

Regular investments in the Fund can be made through the Automatic Investment Plan Elect the option on the account application and attach a voided personal check. The Automatic Investment Plan may be canceled at any time without penalty.

Payroll Deduction Plan

Regular investments in the Fund may be made through a Payroll Deduction Plan by electing the option on the account application. Your employer will deduct the amount you wish to invest directly from your paycheck and forward it to the Fund. The Payroll Deduction Plan may be canceled at any time without penalty by notifying your employer. Please check with your employer for availability of this service.

Systematic Withdrawal Plans

A Systematic Withdrawal Plan is available if you own more than $5,000 worth of Fund shares. Under this plan, proceeds from redemption of Fund shares may be sent to you, a person designated by you or to your bank account.

IRAs and 403(b) Accounts

Individual Retirement Account or 403(b) accounts are available.

Shareholder Confirmations and Statements

A confirmation will be sent each time you buy or sell Fund shares, or reinvest dividends or capital gain distributions. The confirmation will list the most recent transaction and the current share balance. Automatic Investment Plan accounts receive quarterly statements. All accounts receive an annual statement as well as year-end tax information.


Dividends and Taxes

Dividends and Distributions

Distributions will be reinvested automatically in Fund shares, unless elected to be received in cash. The Fund generally makes two different kinds of distributions:

         Capital gains from the sale of portfolio securities. The Fund distributes any net realized capital gains annually, normally in November.

         Net investment income from interest or dividends received. The Fund distributes its investment income annually.

Most of the Fund's distributions are expected to be from capital gains.

[CALLOUT]

Tax Considerations

Unless your investment is in a tax-deferred account you may want to avoid:

         Investing in the Fund before the Fund declares a capital gain distribution, as it results in you receiving some of your investment back as a taxable distribution.

         Selling shares at a loss for tax purposes and then making an identical investment within 30 days. This results in a "wash sale" and you will not be allowed to claim a tax loss.

Tax Consequences

The buying, selling, holding or exchanging of mutual fund shares may result in a gain or a loss and is a taxable event. The taxation of your distributions will be the same whether you receive them in cash or reinvest them in additional shares. Short- and long-term holding periods are based on how long the Fund has held a security and not on how long you have owned your shares.

Transaction                              Tax Status
-----------                              ----------
Income dividends                         Ordinary income
Short-term capital gains                 Ordinary income
Long-term capital gains                  Capital gains

The Fund may be subject to foreign withholding or other taxes on some of its foreign investments. This will reduce the yield or total return on those investments.

Your investment in the Fund could have additional tax consequences. Please consult your tax advisor on state, local or other applicable tax laws.

Managing the Fund


Edgemont provides advisory services solely to the Fund and is responsible for its business affairs. Edgemont is located at 140 East 45th Street, New York, New York 10017. Edgemont was founded in 1984. For its services, Edgemont received an annual fee of 1.50% of the Fund's average daily net assets for the year ended December 31, 1998. This advisory fee may be higher than the fee charged by other mutual funds.


[CALLOUT]

Portfolio Management

The day to day investment operations of the Fund are handled by Mr. Hans P. Utsch, Chairman of the Board and Secretary of Edgemont, and Mr. Lawrence Auriana, President and Treasurer of Edgemont. Mr. Utsch has been engaged in the securities business since 1962, while Mr. Auriana has been in the securities business since 1965. Messrs. Utsch and Auriana co-founded Edgemont in August, 1984 and have managed the Fund since March, 1985.

Portfolio Turnover

Portfolio changes may be made without regard to the length of time the Fund has held a security. It is not the intention of the Fund to engage in trading for short-term profits. However, the Fund's portfolio turnover may vary significantly from year to year. It has exceeded 100% in the past, and may do so again. A turnover rate of 100% means the securities owned by the Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for the investor.

Year 2000 Readiness

Mutual funds, securities markets and businesses around the world could be adversely affected if computers do not properly process date-related information with respect to the Year 2000. Edgemont is addressing this issue and is getting reasonable assurances from the Fund's major service providers that they are also addressing these issues to preserve the smooth functioning of the Fund's trading, pricing, custodial and other operations. There is no guarantee that all problems will be avoided.

These computer problems could also adversely affect the Fund's investments. Improperly functioning computers may disrupt securities markets or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial.

Euro Conversion

Certain European countries have adopted the Euro as their common currency. National currencies of these countries will be sub-currencies of the Euro until July 1, 2002, at which time they will cease to exist. The introduction of the Euro presents some possible risks, which could adversely affect the value of securities held by the Fund, as well as possible adverse tax consequences. The outcome could have unpredictable effects on trade and commerce, resulting in increased volatility for all financial markets.

Distribution and Service Plans

The Fund has adopted a 12b-1 plan permitting it to pay an annual fee in connection with the sale and distribution of its shares of up to 0.75% of the average daily net assets. Since this fee is paid on an ongoing basis, it may cost more than other types of sales charges over time.

The Fund has also adopted a service plan. This plan allows the Fund to reimburse broker-dealers for providing personal services and the maintenance of shareholder accounts. This annual service fee cannot exceed 0.25% of the Fund's average daily net assets.

Financial Highlights

The financial highlights will help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. Sanville & Company, independent auditors, audited this information. Their report is included in the Fund's annual report, which is available upon request.

Selected Data For A Share Outstanding Throughout Each Year


                                                                           Year Ended December 31,
                                               --------------------------------------------------------------------------------
                                                 1998              1997              1996              1995              1994
                                             -----------       -----------       -----------       -----------       -----------
Net Asset Value, Beginning of Year  . .            $6.37             $5.84             $5.05             $3.76             $3.45
Income from Investment Operations:
Net Investment Income (Loss)  . . . . .          (0.040)           (0.060)           (0.030)           (0.060)            (0.06)
Net Realized and Unrealized Gain (Loss)
 on Investments   . . . . . . . . . . .            0.017             0.795             1.083             1.445              0.37
                                              ----------        ----------        ----------        ----------        ----------
Total From Investment Operations  . . .          (0.023)             0.735             1.053             1.385             0.310
Less Distributions:
From Net Investment Income  . . . . . .               --                --                --                --                --
From Net Realized Gain  . . . . . . . .            0.667             0.205             0.263             0.095                --
                                              ----------        ----------        ----------        ----------        ----------
Total Distributions . . . . . . . . . .            0.667             0.205             0.263             0.095              0.00
Net Asset Value, End of Year  . . . . .            $5.68             $6.37             $5.84             $5.05             $3.76
Total Return (a)  . . . . . . . . . . .            0.72%            12.59%            20.91%            36.84%             8.99%
Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)        $4,621,018        $6,008,161        $5,341,311        $3,163,310        $1,592,551
Ratio of Expenses (after expense
 reimbursement) to Average Net
 Assets (%)   . . . . . . . . . . . . .             1.96              1.89              1.93              2.17              2.29
Ratio of Interest Expense to Average
 Net Assets (%)   . . . . . . . . . . .             0.01              0.01              0.01              0.01              0.02
Ratio of Expenses (after expense
 reimbursement less interest expense)
 to Average Net Assets (%)  . . . . . .             1.95              1.88              1.92              2.16              2.27
Ratio of Net Investment Income (Loss)
 to Average Net Assets (%)  . . . . . .           (0.66)            (1.00)            (0.82)            (1.24)            (1.58)
Portfolio Turnover Rate (%) . . . . . .               59                65                72                60                47
Borrowings:
Debt Outstanding at End of Year . . . .               --                --                --                --                --
Average Debt Outstanding During the Year              --                --                --                --        $3,776,120
Average Number of Shares Outstanding
 During the Year (in thousands)   . . .
Average Debt per Share During the Year                --                --                --                --             $0.01

(a) The total returns would have been lower had certain expenses not been reduced.

[BACK COVER]

[LOGO]
The Kaufmann Fund, Inc.
140 East 45th Street, 43rd Floor
New York, New York, 10017
(212) 922-0123

For More Information

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The Fund's annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Fund by writing the Fund at:

The Kaufmann Fund, Inc.
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

Call:
(800) 261-0555

(617) 483-5000 from overseas

or visit our website   www.kaufmann.com

Text-only versions of Fund documents can be viewed online or downloaded from the SEC's web site at www.sec.gov.


You can also obtain copies by visiting the SEC's Public Reference Room in Washington DC. For information on the operation of the Public Reference Room, call 1-800-SEC-0330. Copies of documents may also be obtained by sending your request and the appropriate fee to the SEC's Public Reference Section, Washington, DC 20549-6009.


Investment Company Act File Number:

The Kaufmann Fund, Inc.                 811-1586

                            THE KAUFMANN FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                              Dated: May 1, 1999

                           ________________________


This Statement of Additional Information (the "Statement"), which is not a prospectus (but which is incorporated into the Prospectus), supplements and should be read in conjunction with the current prospectus of The Kaufmann Fund, Inc. (the "Fund"), dated May 1, 1999. To obtain a copy of the Fund's prospectus, please write to the Fund at 140 East 45th Street, 43rd Floor, New York, New York 10017 or call 1-800-261-0555.

                               TABLE OF CONTENTS

                                                                          Page

General Information and History . . . . . . . . . . . . . . . . . . . . .    3

Investment Objective and Policies . . . . . . . . . . . . . . . . . . . .    3

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . .   11

Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . .   13

Principal Holders of Securities . . . . . . . . . . . . . . . . . . . . .   15

Investment Advisory Services  . . . . . . . . . . . . . . . . . . . . . .   15

Brokerage Allocation  . . . . . . . . . . . . . . . . . . . . . . . . . .   17

Potential Conflicts . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

Special Investor Services . . . . . . . . . . . . . . . . . . . . . . . .   22

Purchase and Redemption of Shares . . . . . . . . . . . . . . . . . . . .   23

Taxes, Dividends and Capital Gains  . . . . . . . . . . . . . . . . . . .   23

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

Transfer Agent and Custodian  . . . . . . . . . . . . . . . . . . . . . .   25

Auditor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . .   26

Performance Information . . . . . . . . . . . . . . . . . . . . . . . . .   26

Additional Performance Information for the Fund . . . . . . . . . . . . .   27

                        GENERAL INFORMATION AND HISTORY

The Kaufmann Fund, Inc. (the "Fund"), originally incorporated as a New York corporation on September 11, 1967, became dormant over the years, and did not become operational again until 1984 when present management assumed control. In February 1993, the Fund was reorganized as a Maryland corporation with the same investment management. The Fund is an open-end, diversified, management investment company, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"); whose investment objective is capital appreciation.

As a diversified company, the Fund meets the following requirements: (i) as least 75% of the value of its total assets is represented by cash and cash items (including receivables) and (ii) Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such company and not more than 10% of the outstanding voting securities of such issuer. A company which meets these requirements shall not lose its status as a diversified company because of any subsequent discrepancy between the value of its various investments and the requirements, as long as any such discrepancy existing immediately after its acquisition of any security or other property is neither wholly nor partly the result of such acquisition.

As an investment company, the Fund invests the monies received from the sale of its shares in a portfolio of securities. While the Fund will not concentrate its investments, it has reserved the right to invest up to 25% of the value of its total assets in a particular industry. This policy of concentration may not be changed without shareholder approval.


                       INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective and its investment policies are described in the Fund's Prospectus.

In addition to the objective and policies discussed in the Prospectus, the Fund has adopted the following investment policies and strategies.

Securities of Other Investment Companies - The Fund may invest up to 10% of the value of its total assets in the securities of other registered investment companies (open end or closed end), provided the Fund does not purchase (i) more than 3% of the voting securities of any one investment company or (ii) securities of any investment company having an aggregate value in excess of 5% of the total value of the assets of the Fund. All such securities must be acquired by the Fund in the open market, in transactions involving no commissions or discounts to a sponsor or dealer other than customary brokerage commissions. The Fund will not invest in any investment company having a contingent deferred sales charge, but will not regard a redemption fee of up to 2/10ths of 1% of the investment as such a charge.

Repurchase Agreements - Repurchase agreements are arrangements in which banks, broker-dealers and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition.

The Fund's custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on a sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court would rule in favor of the Fund and allow it to retain or dispose of such securities. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions such as broker/dealers, which are found by the Fund's investment advisor to be creditworthy. The Fund's investment advisor monitors the creditworthiness of the other parties to repurchase agreements. Repurchase agreements usually are for short periods such as one week, but could be longer. The Fund will not enter into repurchase agreements of more than seven days duration if more than 10% of its net assets would be invested in such repurchase agreements and in restricted securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940.


Option Contracts and Risks

(i) General

Puts and calls are relatively short-term option contracts (rarely for periods longer than nine months) acquired at a cost or "premium" to the Fund or written by the Fund in return for a premium, in each case whether or not the option is exercised during its term.

A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

A put purchased by the Fund constitutes a hedge against a decline in the price of a security owned by the Fund. It may be sold at a profit or loss depending upon changes in the price of the underlying security, it may be exercised at a profit provided that the amount of the decline in the price of the underlying security below the exercise price during the option period exceeds the option premium, or it may expire without value.

A call constitutes a hedge against an increase in the price of a security, which the Fund has sold short. Gains and losses on investments in options depend on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors. A security may be sold at a profit or loss depending upon changes in the price of the underlying security, it may be exercised at a profit provided that the amount of the increase in the price of the underlying security over the exercise price during he option period exceeds the option premium, or it may expire without value. The maximum loss exposure involved in the purchase of an option is the cost of the option contract.

(ii) Covered Option Writing

As long as the obligation of the writer of a put or call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. Once a writer has been assigned an exercise notice in respect to an option, he is thereafter not allowed to repurchase that option. To secure his obligation to deliver the underlying security in the case of a call option, or to pay for the underlying security in the case of a put option, a writer is required to deposit with a custodian in escrow the underlying security or other assets and to mark the same to market, all in accordance with the rules of the clearing corporations and of the exchanges and securities laws.

The principal reason for writing call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. The covered call option writer has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price as long as the obligation as a writer continues, but has retained the risk of loss, should the price of the security decline. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security remains above the exercise price, but has assumed an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. The option writer has no control over when he may be required to sell his securities in the case of a call option or to purchase securities in the case of a put option, since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain, of course, may in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security.

(iii)     Risks Relating to Options

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the sale of underlying securities pursuant to the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of liquid secondary market on an exchange include the following: (a) there may be insufficient trading interest in certain options;
(b) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(c) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (d) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (e) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event, the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution, by an exchange, of special procedures which may interfere with the timely execution of customers' orders.

The amount of the premiums, which the Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities. For additional information concerning options see p. 6 of the Fund's Prospectus.


Borrowing to Purchase Securities (Leverage)

The Fund may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case.

The Fund may borrow money only from banks and only if, immediately after the borrowing, the value of its net assets (including borrowings), less its liabilities (excluding borrowings but including securities borrowed in connection with short sales) is at least 300% of the amount of the borrowing, plus all other outstanding borrowings. The amount the Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make a loan for the purpose of buying or carrying "margin stocks" if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the "maximum loan value" of the collateral securing the loan. "Margin stock" includes, amount other securities, stocks registered or having unlisted trading privileges on a national securities exchange, any equity security not traded on a national securities exchange which the Federal Reserve Board has determined has the characteristics to warrant being traded on a national securities exchange, options and warrants to acquire margin stock. A maximum loan value is assigned by the Federal Reserve Board to specified types of collateral. Puts, calls and combinations of puts and calls essentially have no loan value.

If, for any reason (including adverse market conditions), the Fund fails to meet this asset coverage test, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Fund's portfolio securities at a time when it is disadvantageous to do so.

Restricted Securities

The Fund may invest up to 10% of the value of its net assets in restricted securities (including repurchase agreements, discussed on page 4 hereof, with maturities of over seven days) or other illiquid assets. Restricted securities are securities that, at any particular time may not be readily and publicly marketable. In valuing such securities for the purpose of computing net asset value, the Board of Directors or a person or persons acting under the authority of the Board of Directors, will be required to make a good faith determination of current value which, in most cases, will be at a discount from the market value of the same type of securities of the same company which are not subject to restrictions. The amount of the discount is based upon the difference between the negotiated price paid for such securities and the market value of the unrestricted securities at the time the purchase is agreed upon, but may be increased or reduced, from time to time, by the Board of Directors, or a person or persons acting under the authority of the Board of Directors. It is often difficult to sell restricted securities at a price approximating what is deemed to be their current value. In addition, there is often a considerable time gap between the decision to sell restricted securities and the actual sale, which time gap can adversely affect the price obtainable.

If and when the Fund sells any restricted securities, it may be deemed an "underwriter" within the meaning of the Securities Act of 1933 with respect thereto, and registration under the Securities Act of 1933 may be required, in which case, the Fund may have to bear the expenses of such registration if the issuer or other person from whom the Fund acquired such securities has not agreed to bear such expenses. Such expenses of registration may be substantial. Other than as described, the Fund may not underwrite the securities of other issuers.

The Fund may also invest in securities eligible for resale under Rule 144A of the Securities Act of 1933 ("144A securities"). This Rule allows certain qualified institutional buyers, such as the Fund, to trade in privately placed securities despite the fact that such securities are not registered under the Securities Act. The Fund's investment advisor, acting pursuant to procedures adopted by the Board, will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the securities and the marketplace trades.

A Rule 144A security may be illiquid after purchase and the Fund's Board of Directors will then determine what, if any, action is required.

Short Sales and Hedging Operations

The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at what ever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short-term capital gain or loss.

Since short selling can result in profits when stock prices generally decline, the Fund in this manner can to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security, if the security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales. Among the factors which management may consider in making short sales are a decreasing demand for a company's products, lower profit margins, lethargic management, and a belief that a disparity exists between the price of the security and its underlying assets or other values.

No short sale will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. The value of the securities of any one issuer that have been shorted by the Fund is limited to the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. In addition, to secure the Fund's obligation to replace any borrowed security, it will place in a segregated account an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short. The Fund may make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation.

The Fund may only engage in short sale transactions in securities listed on one or more national securities exchanges or on NASDAQ.

     Warrants

The Fund also may invest up to 5% of its net assets in warrants. Included within this amount, but not to exceed 2% of the value of the Fund's net assets may be warrants that are not listed on the New York or American Stock Exchanges. A reason for investing in warrants is to permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which the warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. If such securities appreciate, the warrants may be exercised and sold at a gain, but a loss will be incurred if such securities decrease in value or the term of the warrant expires before it is exercised. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities.

     Lending of Portfolio Securities

In order to generate additional income, the Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower of placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

The Fund will not lend its portfolio securities to Bowling Green Securities, Inc., an affiliated broker-dealer.

Other than as set forth above, the Fund will not make loans, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issue of the securities.

     Short-Term Investments

The Fund may make short-term investments when it is deemed desirable to do so. The Fund may, from time to time, sell a security without regard to the length of time that it has been held in order to realize a profit or to avoid an anticipated loss. Short-term transactions produce higher portfolio turnover rates than would otherwise be the case, resulting in the likelihood of larger expenses (including brokerage commissions) than are incurred by mutual funds that engage only in long-term transactions. There is, of course, no assurance that the Fund will obtain any gains from its short-term investments.


                               INVESTMENT RISKS

Investors should be aware that the investment techniques of the Fund will entail greater than average risk to the extent such techniques are utilized. Many of these techniques, such as short sales, borrowing money for investment, the purchase and sale of put and call options, investment in restricted securities and foreign securities, the lending of portfolio securities and trading over a short-term period are considered to be of a speculative nature and to the extent put into effect, will result in greater turnover of the Fund's portfolio securities and greater expense than is customary for most mutual funds.

The value of the Fund's shares tends to fluctuate to a greater degree than the shares of funds utilizing more conservative investment techniques or those having as investment objectives, the conservation of capital and/or the realization of current income. Accordingly, the Fund is not an appropriate vehicle for a short-term investor or having immediate financial requirements. Rather, the Fund is designed for those investors who invest for the long term and have the financial ability to undertake greater risk.


                            INVESTMENT RESTRICTIONS

While the Fund will not concentrate its investments, it has reserved the right to invest up to 25% of the value of its total assets in a particular industry. This policy of concentration may not be changed without shareholder approval.

The Fund has also adopted the following investment restrictions, which cannot be changed without the approval of the holders of a majority of its shares. The term "majority" means the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. These restrictions provide that the Fund shall not:

     1.   Purchase securities on margin from brokers.

     2. Invest in commodities, commodity contracts or real estate, or limited partnership interests in real estate, except that the Fund may invest in readily marketable securities of real estate trusts or companies, and in master limited partnership interests traded on a national securities exchange.

     3. Borrow money, except from banks in an amount which will not cause the Fund's net assets (including the amount borrowed) to be less than 300% of such borrowed amount and then providing that (i) if the Fund's assets become less than three times the amount of the Fund's bank borrowing, the Fund will, within three days (not including Saturdays, Sundays or holidays) reduce its bank borrowings to the extent required to restore such 300% coverage and (ii) such bank borrowing may be collateralized by the deposit of portfolio securities with, or the segregation of such securities for the account of, the lending bank, but in no case will such bank borrowings exceed 50% of the net assets of the Fund or the value of such pledged securities exceed 75% of the total assets of the Fund.

     4. With respect to 50% of the value of its total assets, invest more than 5% of the value of its total assets in any one issuer, excluding United States Government securities, or purchase more than 10% of the outstanding voting securities of any one issuer.

     5.   Participate in a joint securities trading account.

     6.   Issue senior securities except to the extent of borrowings.

     7.   Underwrite the securities of other issuers.

     8. Purchase the securities of an issuer, if any affiliate, (including the Fund's officers and directors) who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

     9. May not invest 20% or more of its net assets in securities of issuers with an operating history of less than three years continuous operation.

     10.  Invest in oil, gas or mineral leases.


                            MANAGEMENT OF THE FUND

The Fund's Directors are responsible for the Fund's management, and they have certain fiduciary duties and obligations to the Fund and its shareholders under the laws of the State of Maryland and applicable federal securities laws. The information provided below set forth biographical information on each Director. Directors who are "interested persons" of the Fund, as that term is defined by Section 2(a)(19) of the 1940 Act are marked by an asterisk. Generally speaking, the term "interested persons" includes persons who have close family or substantial financial or professional relationships with investment companies, their investment advisors, principal underwriters, officers and employees.

                      Directors and Officers of the Fund

*Hans P. Utsch: Director, President and Treasurer
 140 East 45th Street, 43rd Floor, New York, New York 10017

Mr. Utsch is Chairman of Edgemont Asset Management Corporation, the Fund's investment manager, and has acted as such, since its founding in August 1984. He is a co-portfolio manager of the Fund together with Mr. Auriana. Mr. Utsch graduated from Amherst College, and received his MBA from Columbia University. His career began as a trainee for Berliner Handels/Frankfurter Bank in Germany and J. Henry Schroder Wagg in London, England. In 1962, he joined Goodbody & Co. as an analyst and associate in corporate finance. There, he shared primary responsibility for the earliest recommendations and financing for such companies as Leasco Data Processing (now Reliance Insurance) and Kentucky Fried Chicken. In the late 1960's, together with, the former director of research at Goodbody, he assumed control of Hans Utsch & Company (known now as Bowling Green Securities, Inc.), a registered broker-dealer founded in 1933 by his father. Mr. Utsch is the principal shareholder of Bowling Green Securities, Inc. Age: 63.

*Lawrence Auriana: Chairman of the Board and Director,
                   Vice President and Secretary
 140 East 45th Street, 43rd Floor, New York, New York 10017

Mr. Auriana is President of Edgemont Asset Management Corporation, the Fund's investment manager, and has acted as such, since its founding in August 1984. He is co-portfolio manager of the Fund together with Mr. Utsch. Mr. Auriana graduated Fordham University with a Bachelors degree in economics. He attended New York University Graduate School of Business, and is a senior member of the New York Society of Security Analysts. Mr. Auriana began his career in 1965 as an investment analyst for General Reinsurance Corporation. In 1975 he became associated with Hans Utsch & Co. to provide special situations research to institutional clients, with an emphasis on small growth companies. He also became active as a venture capitalist, particularly in the areas of radio paging, oil exploration and computer software. Mr. Auriana is Chairman of Mediware Information Systems, a company that provides computer-based management information systems for use in clinical departments of hospitals. Age: 54

 Leon Lebensbaum: Director
 3601 Hempstead Turnpike, Levittown, New York 11756

Mr. Lebensbaum joined the Kaufmann Fund Board of Directors in 1984 and is a member of the Board's Audit Committee. Mr. Lebensbaum became an attorney in 1954 and a certified public accountant in 1955. He has been a general partner in private practice at his accounting firm Lebensbaum and Russo since 1970. Prior thereto he was a Special Agent in the Intelligence Division of the Internal Revenue Service. Mr. Lebensbaum is a member of the American and New York Bar Associations, National Association of Certified Fraud Examiners, New York Society of Certified Public Accountants, American Institute of
Certified Public Accountants-Tax Law Committee, American Accounting Association, National Association of Accounts, and The National Conference of CPA Practitioners. Age: 75.

 Gerard M. Grosof: Director
 48-23 42nd Street, Long Island, New York 11104

Mr. Grosof joined the Kaufmann Fund Board of Directors in 1984. Mr. Grosof is a high-technology venture capitalist. He is a Director of Quantametrics, Inc. From 1982-1985 he was Vice President, Treasurer and a Director of Memory Metals, Inc., a metal alloy firm. From 1980 to 1982 he served as an officer of CG Technology Corporation, a contract research and development firm. Age: 69.

 Pauline Gold: Director
 120 Stuyvesant Place, Staten Island, New York 10301

Mrs. Gold has been a member of the Kaufmann Fund Board of Directors since 1984. Mrs. Gold received her BA at Rutgers University in 1959 with a major in Mathematics and Political Science. She continued her post graduate education at New York Law school where she received here L.L.B in 1961. Mrs. Gold has been engaged in the private practice since 1979. She was a partner in the law firm of McMahon & Lyons from 1964 to 1979 and served as General

Counsel to the Borough President of the County of Richmond, City of New York.
Age: 61.

 Roger E. Clark: Director
 1 Hatfield Mews, 330 Elm Street, New Canaan, Connecticut 06840

Mr. Clark joined the Kaufmann Fund Board of Directors in 1984 and is a member of the Board's Audit Committee. Mr. Clark is currently self-employed as a PC Consultant/Programmer. Mr. Clark served as President of Teleproducts Corporation Consulting, which is involved in the business of telephone-computer interfacing. From 1980 to 1987, he was a marketing executive for Xerox Corporation. Prior to his employment with Xerox, Mr. Clark owned and operated a retail computer store, and held various management positions in the fields of marketing and advertising. Age: 64.

Remuneration of Directors and Officers

The Directors, other than Messrs. Utsch and Auriana, presently receive an annual retainer of $25,000 plus $5,000 for each Board of Directors' Meeting and $3,000 for each Committee Meeting attended, plus expenses. Director fees for the year ended December 31, 1998 totaled 250,000.

*Interested Persons

Hans P. Utsch, Fund President and Treasurer, and Lawrence Auriana, Fund Vice President and Secretary are also the Chairman of the Board and President, respectively, of Edgemont Asset Management Corporation, the funds investment advisor. As such, they are "interested persons" of the Fund.


                        PRINCIPAL HOLDERS OF SECURITIES

The Fund's records show that the only owner of more than 5% of the Fund's outstanding shares at the close of business on December 31, 1998 was Charles Schwab & Co., Inc and National Financial Co. It is understood that the shares are held by them for undisclosed investors who are the beneficial owners.


                         INVESTMENT ADVISORY SERVICES

Edgemont Asset Management Corporation ("Edgemont"), a New York corporation organized in August 1984, having its principal office at 140 E.45th Street, 43rd Floor, New York, New York 10017, presently serves as the Fund's investment advisor. Edgemont does not serve as investment advisor to any other investment company. Messrs. Utsch and Auriana are sole shareholders and control persons of Edgemont.

The Investment Advisory Agreement was approved for an additional one-year term by a majority of the Fund's Board of Directors including a majority of those directors who are not interested persons, as that term is defined in the 1940 Act, at a meeting held on October 13, 1998 called for the purpose of voting on such Agreement. It will continue in effect until October 30, 1999 and thereafter for successive annual periods provided that such continuance is specifically approved at least annually by (a) the Fund's Board of Directors, provided, that the continuance is also approved by a majority of those Directors who are not interested persons of the Fund or Edgemont, cast in person at a meeting called for the purpose of voting on such approval, or
(b) the vote of a majority of the Fund's outstanding voting shares. The Investment Advisory Agreement may be terminated at any time, without penalty, on sixty days' prior written notice, by the vote of a majority of the Fund's outstanding voting shares or by the vote of a majority of the Fund's Board of Directors or by Edgemont, and will terminate automatically in the event of its assignment.

Edgemont (i) determines the composition of the Fund's portfolio, the nature and timing of the changes therein, and the manner of implementing such changes, and (ii) provides the Fund with such investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its funds. The advisor performs such duties in accordance with any directions it may receive form the Fund's Board of Directors.

Edgemont furnishes the Fund, at no cost, services of Edgemont's officers and employees who may be duly elected executive officers or directors of the Fund.

The Fund shall be responsible for effecting sales and redemptions of its shares, for determining the net asset value thereof and for all of its other operations and shall pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent not to exceed fair market value for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, stockholders reports and notices; cost of supplies and postage; Federal and state registration fees; Federal, state and local taxes; the fees of directors who are not interested persons; interest on its bank loans; and brokerage commissions.

Edgemont received $66,206,955, $85,089,829 and  $79,655,324 in management fees, for the years ended 1996, 1997 and 1998, respectively.

Formerly, Edgemont was required to agree, as a condition of qualifying its shares for sale in certain jurisdictions, that if the Fund's annual expenses exceeded a certain percentage of average net assets, Edgemont was required to reduce its annual investment advisory fee to the percentage limitations imposed on the Fund by the laws of the interested jurisdiction. California limited expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1 1/2% of all in excess of $100 million.

While no longer required to do so, Edgemont, nevertheless, voluntarily limited Fund expenses to the California standard and rebated $5,243,247 to the Fund for 1996, $6,589,322 for 1997 and $5,697,251 for 1998. It may
limit its expenses in the same way for 1999.

As such, the Fund's total expenses for the year ending December 31, 1998, before expense reimbursement were $109,845,152; the net expenses after reimbursement were $104,147,901 or 1.96% of average net assets after expense reimbursement.


                             BROKERAGE ALLOCATION

Hans P. Utsch and Lawrence Auriana are primarily responsible for placing the portfolio brokerage business of the Fund.

In all brokerage orders, the Fund will seek the most favorable prices and executions. The determination of what may constitute the most favorable price and execution in a brokerage order involves a number of factors, including the overall direct net economic result to the Fund (involving both price paid or received, and any commissions or other costs paid), and the efficiency with which the transaction is effected. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition to considering a broker's execution capacity and price, Edgemont may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund. Edgemont is authorized to pay to a broker-dealer who provides such brokerage and research services a commission for executing a particular transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting the transaction if Edgemont determines, in good faith, that such commission was reasonable in relation to the value of the brokerage and research services provide by such broker-dealer, viewed in terms of the particular transaction or in terms of the overall responsibilities of Edgemont to the Fund.

For purposes of the above, a person provides brokerage and research services insofar as it: (1) furnishes service, either directly or through publications or writings, as to the value of the securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (2) furnishes analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; (3) effects securities transactions and performs functions incidental thereto (such as clearance, settlement or custody) or required in connection therewith by rules of the Securities and Exchange Commission or the NASD of which such person is a member or is a person associated with an NASD member firm or in which such person is a participant.

Since July 1, 1992, the Fund has permitted Edgemont to use Bowling Green Securities, Inc. ("Bowling Green Securities") as one of the Fund's principal brokers for exchange traded securities transactions only. Hans P. Utsch is the owner of Bowling Green Securities; Lawrence Auriana is affiliated with Bowling Green Securities as a registered representative. Any such use must be in compliance with Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder and of the Rules thereunder.

In accordance with Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder and the Rules thereunder, Bowling Green Securities may act as a broker in connection with the sale of various exchange traded securities to or by the Fund. In placing orders with Bowling Green Securities for brokerage transactions for the Fund, pursuant to standards adopted by the Board of Directors of the Fund, Edgemont must ascertain that any commissions, fees or other remuneration paid to Bowling Green Securities are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

Bowling Green Securities is required to provide regular brokerage services to the Fund at competitive rates that will demonstrably be proper under the circumstances and in accordance with Section 11(a) of the Securities Exchange Act of 1934. Bowling Green Securities is not a member of a national securities exchange, and thus is not, at present, subject to any limitations under Section 11(a). However, that Section authorizes the Securities and Exchange Commission to regulate or prohibit broker-dealers such as Bowling Green Securities in or from effecting transactions in securities owned by an account such as the Fund, over which the principals of Bowling Green Securities have investment discretion. To date, the Commission has not seen fit to do so. Bowling Green Securities cannot buy or sell portfolio securities as principal from or to the Fund.

To the extent that portfolio transactions are effected through Bowling Green Securities as broker, any increase of portfolio activity will be beneficial to that firm (and its owner and principal employee, respectively, Messrs. Utsch and Auriana), because of brokerage commissions payable in connection therewith.

The Fund is also permitted to purchase underwritten securities during the existence of an underwriting syndicate of which Bowling Green Securities is a member, subject to restrictions of applicable law and the Fund's policies.

For 1996, 1997 and 1998, the Fund paid $8,946,721, $10,106,929, and
$12,669,343 respectively, in brokerage commissions. Of these amounts $66,520, $45,000 and $27,000 respectively, were paid to Bowling Green Securities..

The Fund's Board of Directors has established Rule 17e-1 conditions and procedures (see above) for the use of Bowling Green Securities. The Board also determined that the Fund's independent public accountants should review the exchange trades executed by Bowling Green Securities at the end of each quarter and report the results of the survey to the Board at its next succeeding meeting. The Board continues to review the appropriateness of the conditions and procedures no less frequently than annually.


                              POTENTIAL CONFLICTS

Hans P. Utsch and Lawrence Auriana each is (1) a Director and Officer of the Fund; (2) a Director and Officer of Edgemont, the Fund's investment advisor;
(3) an employee (and in Mr. Utsch's case, the owner) of the broker-dealer to whom a portion of the Fund's brokerage is being directed; (4) a controlling principal in the Fund's investment decision making process.

These affiliations of Messrs. Utsch and Auriana create for each of them an inherent potential conflict of interest. The Fund's Directors who are not interested persons are aware of these potential conflicts but do not presently perceive them as detrimental to the Fund.


                               DISTRIBUTION PLAN

The Fund has adopted a distribution plan (the "Distribution Plan"), under the terms of which the Fund may incur distribution expenses of up to .75% per annum of the Fund's average daily net assets. Management of the Fund has agreed to limit expenditure under the Rule 12b-1 plan to .33% of the Fund's net assets for its 1998 fiscal year.

The Distribution Plan has been approved by the Fund's Board of Directors, including by all of the "Rule 12b-1 Directors" ("Rule 12b-1 Directors" are those directors who are not "interested" persons of the Fund as defined in the Investment Company Act of 1940, and who have no direct or indirect financial interest in the Distribution Plan or any related agreement). The Distribution Plan has been approved for an additional term ending October 30,

1999, unless earlier terminated by a vote of a majority of the Rule 12b-1 Directors, or by vote of a majority of the Fund's outstanding shares.

The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing and mailing of prospectuses and reports for other than existing shareholders, printing and distribution of sales literature, and the compensation of persons primarily engaged in the sale and marketing of the Fund's shares.

The Distribution Plan may not be amended to increase materially the amount to be spent by the Fund under the Distribution Plan without shareholder approval, and all material amendments to the provisions of the Distribution Plan must be approved by a vote of the Board of Directors, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of such a vote. During the continuance of the Distribution Plan a report, in writing, will be given to the Fund's Board of Directors, quarterly, showing the amounts and purposes of such payments for services rendered pursuant to the distribution Plan. Further, during the term of the Distribution Plan, the selection and nomination of those Directors who are not interested persons of the Fund must be and has been committed to the discretion of the Rule 12b-1 Directors.

For the year ended December 31, 1998, the following sums were spent for the following purposes.

Advertising - Print Media . . . . . . . . . . . . . . .     5,310,350

Advertising - Broadcast Media . . . . . . . . . . . . .     3,082,126

Printing and Stationary . . . . . . . . . . . . . . . .     2,586,592

Postage . . . . . . . . . . . . . . . . . . . . . . . .     2,548,668

Advertising -Internet . . . . . . . . . . . . . . . . .     1,712,234

Broker-dealer fees  . . . . . . . . . . . . . . . . . .     1,099,965

Services rendered . . . . . . . . . . . . . . . . . . .       602,883

Employee compensation . . . . . . . . . . . . . . . . .       471,627

List Rentals  . . . . . . . . . . . . . . . . . . . . .       176,605

Telephone . . . . . . . . . . . . . . . . . . . . . . .        44,883

Travel and entertainment  . . . . . . . . . . . . . . .        25,295

Professional Fees . . . . . . . . . . . . . . . . . . .        13,279

Other . . . . . . . . . . . . . . . . . . . . . . . . .        41,828
                                                           ----------

Total                                                      17,716,335

                           SPECIAL INVESTOR SERVICES

The Kaufmann/Reserve Fund Money Market Switch Plan

In the case of IRA accounts, the custodianship will be automatically transferred to the trustee, RMCI (Reserve Management Corp., Inc.) if you choose to exchange into the Reserve Fund, Inc.("Reserve"). Additional forms will be required by RMCI and will be mailed by the Reserve at the time of the exchange. Subsequently, the trustee on your account will automatically be switched from RMCI to the Fund's custodian, State Street Bank and Trust, if you choose to reinvest in the Kaufmann Fund. There will be a limit of two exchanges per year.

Automatic Investment Plan

A shareholder may make arrangements for an Automatic Investing Plan. There is a one-time set-up charge of $5. The Automatic Investment Plan may be changed or cancelled at any time upon receipt by the Fund's Transfer Agent of written instructions or an amended application from the shareholder with signatures guaranteed. It will be terminated automatically whenever a check is returned as being uncollected for any reason.

Since the Fund's shares are subject to fluctuations in both income and market value, an investor contemplating making periodic investments in shares of the Fund should consider his financial ability to continue such investments through periods of low price levels, and should understand that such a program cannot protect him against loss of value in a declining market.

Individual Retirement Accounts (IRAs)

The Fund offers Traditional, Roth, Education and SEP IRAs . To establish or rollover an existing IRA to the Fund, you must complete an IRA Account Application.

To determine eligibility and deductibility of an IRA contribution, read the IRA Disclosure Statement and Custodial Agreement or contact the Transfer Agent at (800) 261-0555. Investors should consult their tax advisers before establishing an IRA account.

Qualified Retirement Plans

The Fund has model Section 401(k) plans, Section 403(b)(7) plans and money purchase and profit sharing plans available. Contact the Transfer Agent at
(800) 261-0555 for details on eligibility and other information.

Systematic Withdrawal Plan

Shares are redeemed to make the requested payment on the 25th day of each month in which a withdrawal is to be made and payments are mailed within five business days following the redemption. Each redemption of shares may result in a gain or loss, which the investor must report on his income tax return. Consequently, the investor should keep an accurate record of any gain or loss on each withdrawal.


                       PURCHASE AND REDEMPTION OF SHARES

Information relating to the procedure for the purchase and redemption of the Fund's shares at net asset value is contained in the Fund's Prospectus.

A description of the procedure for the determination of the net asset value of the Fund's shares is contained in the Fund's Prospectus.

In the case of Redemptions In-Kind, the Fund has filed a Notification under Rule 18f-1 under the 1940 Act, pursuant to which it has undertaken to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such election period.

In making a Redemption In-Kind, the Fund reserves the right to select from each portfolio holding a number of shares which will reflect the portfolio make-up and the value of which will approximate as closely as possible, the value of the Fund shares being redeemed, or to select from one or more portfolio Investments, shares equal in value to the total value of the Fund shares being redeemed. Any shortfall will be made up in cash.

The values of portfolio securities distributed in-kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund shares tendered for redemption.

The Fund reserves the right to change or discontinue, without prior notice, any of the procedures available for redemption requests.


                      TAXES, DIVIDENDS AND CAPITAL GAINS

It is the intention of the Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended with the result that taxable income of the Fund will be reduced by the amount of distributions to shareholders. At least 90% of gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale of securities.

If, in any taxable year, the Fund should not qualify as a "regulated investment company" under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the 70% deduction for dividends received by corporations.

The term "Regulated Investment Company" does not imply the supervision of the investment practices or policies of the Fund by any government agency.

Qualification as a "Regulated Investment Company" relieves the Fund from any liability for federal income taxes to the extent its net investment income and capital gains are distributed.

The Fund does not intend to make distributions of profits realized on the sale of securities unless available capital loss carryovers, if any, have been utilized or have expired.

With respect to withholding, Congress has mandated that if any shareholder fails to provide and certify to the accuracy of his or her social security number or other taxpayer identification number, the Fund will be required to withhold 31% of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure. In addition, shareholders will be subject to a fine payable to the Internal Revenue Service.

Accordingly, in the event a shareholder fails to furnish and certify to a taxpayer identification number or the Internal Revenue Service notifies the Fund that a shareholder's taxpayer identification number is incorrect, or that withholding is otherwise required, the Fund will commence withholding on such shareholder's account. Once withholding is established, all withheld amounts will be paid to the Internal Revenue Service, from whom such shareholder should seek any refund. If withholding is commenced with respect to any shareholder account, the shareholder should consult with the shareholder's attorney or tax advisor or contact the Internal Revenue Service directly.

                                 CAPITAL STOCK

The Fund, a Maryland corporation, has an authorized capitalization of two billion shares of capital stock, par value $0.10 per share. Shares of stock issued by the Fund are all of one class, are designated capital stock, are redeemable by the Fund at the option of the holder of the stock and have equal dividend, liquidation and voting rights, each share being entitled to one vote. There are no pre-emptive or other special rights outstanding or attached to any of the Fund's shares, nor are there any restrictions on the right to freely retain or dispose of such shares.

Maryland law does not require the holding of annual shareholders' meetings unless otherwise required by law. However, 10% of the outstanding voting securities of the Fund shall have the right to call a shareholders' meeting for purposes of voting on the removal of a director.

The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Fund's Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Director will not be able to elect anyone to the Board of Directors.


                         TRANSFER AGENT AND CUSTODIAN

Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, MA 02171 acts as shareholder servicing, dividend paying and transfer agent for the Fund. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as custodian of the Fund's assets, including its portfolio securities. Neither the transfer agent nor the custodian exercises any supervisory functions in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. Portfolio securities of the Fund purchased in the United States are maintained in the custody of the custodian, and may be entered in the Federal Reserve Book Entry System, or the security depository systems of The Depository Trust Company.


                                    AUDITOR

Sanville & Company, 1514 Old York Road, Abington, Pennsylvania 19001, is the Fund's independent public accountant and audits the Fund's records and financial statements.

                             FINANCIAL STATEMENTS

The latest financial highlights of the Fund appear in the Prospectus; other financial statements of the Fund as of December 31, 1998 appear in the 1998 Annual Report of the Fund and are included in this SAI.


                            PERFORMANCE INFORMATION

The performance of The Kaufmann Fund, Inc. may be compared to the record of the Standard & Poor's Corporation 500 Stock Index ("S&P 500 Stock Index"), the NASDAQ Composite Index, the Russell 2000 Index, the Wilshire 5000 Equity Index and returns quoted by Ibbotson Associates. The S&P 500 Stock Index is a well known measure of the price performance of 500 leading larger domestic stocks which represent approximately 80% of the market capitalization of the United States equity market. In comparison, the NASDAQ National Market System is comprised of all stocks on NASDAQ's National Market System, as well as other NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% to 15% of the capitalization of the entire domestic equity market. Both indices are unmanaged and capitalization weighted. In general, the securities comprising the NASDAQ Composite Index are more growth oriented and have a somewhat higher "beta" and P/E ratio than those in the S&P 500 Stock Index. The Russell 2000 Index is a capitalization weighted index which measures total return (and includes in such calculation dividend income and price appreciation). The Russell 2000 is generally regarded as a measure of small capitalization performance. It is a subset of the Russell 3000 Index. The Russell 3000 is comprised of the 3000 largest U.S. companies. The Russell 2000 is comprised of the smallest 2000 companies in the Russell 3000 Index. The Wilshire 5000 Index is a broad measure of market performance and represents the total dollar value of all common stocks in the United States for which daily pricing information is available. This index is also capitalization weighted and captures total return. The small company stock returns quoted by Ibbotson Associates are based upon the smallest quintile of the New York Stock Exchange, as well as similar capitalization stocks on the American Stock Exchange and NASDAQ. This data base is also unmanaged and capitalization weight.

The total returns for all indices used show the changes in prices for the stocks in each index. However, only the performance data for the S&P 500 Stock Index and the Ibbotson Associates performance data assume reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences are not included in such illustrations, nor are brokerage or other fees or expenses reflected in the NASDAQ Composite or S&P 500 Stock figures. In addition, the Fund's total return or performance may be compared to the performance of other funds or other groups of funds that are followed by Morningstar, Inc., a widely used independent research firm which ranks funds by overall performance, investment objectives and asset size. Morningstar proprietary ratings reflect risk-adjusted performance.
The ratings are subject to change every month. Morningstar's ratings are calculated from a fund's three-year and five-year average annual returns with appropriate sales charge adjustments and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Ten percent of the funds in an asset class receive a five star rating. The Fund's total return or performance may also be compared to the performance of other funds or groups of funds by other financial or business publications, such as Business Week, Investors Daily, Mutual Fund Forecaster, Money Magazine, Wall Street Journal, New York Times, Barron's, and Lipper Analytical Services. The Fund's performance may also be compared, from time to time, to (a) indices of stocks comparable to those in which the Fund invest; (b) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund. Certain government statistics, such as the Gross National Product, may be used to illustrate the investment attributes of the Fund or the general economic business, investment or financial environment in which the Fund operates. Finally, the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs or charts where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis.


                ADDITIONAL PERFORMANCE INFORMATION FOR THE FUND

The Fund may reflect its total return in advertisements and shareholder reports. Total investment return is one recognized method of measuring mutual fund investment performance. Quotations of average annual total return will be shown in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1 year, 5 years and over the life of the Fund. This method of calculating total return is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; (2) all recurring fees are included for applicable periods; and (3) the redemption fee of .2% on redemption of Fund shares acquired after February 1, 1985 is taken into consideration. Total return may also be expressed in terms of the cumulative value of an investment in the Fund at the end of a defined period of time.

Total Returns for the one, five and ten year periods ended December 31, 1998 were 0.7%, 15.4% and 20.9% respectively.

                            The Kaufmann Fund, Inc.
                             FINANCIAL HIGHLIGHTS

                                                                                 Year Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                          1998            1997            1996            1995            1994
                                                      ------------    ------------    ------------    ------------    ------------
PER SHARE DATA:
Net Asset Value, Beginning of Year  . . . . . . . .      $ 6.37          $ 5.84          $ 5.05          $ 3.76          $ 3.45
Income from Investment Operations:
Net Investment Income (Loss)  . . . . . . . . . . .      (0.040)         (0.060)         (0.030)         (0.060)         (0.060)
Net Realized and Unrealized Gain (Loss) on
 Investments  . . . . . . . . . . . . . . . . . . .       0.017           0.795           1.083           1.445           0.370
                                                         ------          ------          ------          ------          ------
Total From Investment Operations  . . . . . . . . .      (0.023)          0.735           1.053           1.385           0.310
Less Distributions:
From Net Investment Income  . . . . . . . . . . . .          --              --              --              --              --
From Net Realized Gain  . . . . . . . . . . . . . .       0.667           0.205           0.263           0.095              --
                                                         ------          ------          ------          ------          ------
Total Distributions . . . . . . . . . . . . . . . .       0.667           0.205           0.263           0.095           0.000

Net Asset Value, End of Year  . . . . . . . . . . .      $ 5.68          $ 6.37          $ 5.84          $ 5.05          $ 3.76

Total Return (a)  . . . . . . . . . . . . . . . . .        0.72%          12.59%          20.91%          36.89%           8.99%

Ratios and Supplemental Data:
Net Assets, End of Year (in millions) . . . . . . .      $4,621          $6,008          $5,341          $3,163          $1,593
Ratio of Expenses (after Expense Reimbursement)
 to Average Net Assets (%)  . . . . . . . . . . . .        1.96%           1.89%           1.93%           2.17%           2.29%
Ratio of Interest Expense to Average Net
 Assets (%)   . . . . . . . . . . . . . . . . . . .        0.01%           0.01%           0.01%           0.01%           0.02%
                                                         ------          ------          ------          ------          ------
Ratio of Expenses (after Expense Reimbursement
 less Interest Expense) to Average Net Assets (%) .        1.95%           1.88%           1.92%           2.16%           2.27%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (%)   . . . . . . . . . . . . . . . . .       (0.66%)         (1.00%)         (0.82%)         (1.24%)         (1.58%)
Portfolio Turnover Rate (%) . . . . . . . . . . . .          59%             65%             72%             60%             47%

Debt Outstanding at End of Year (in thousands)  . .      $   --          $   --          $   --          $   --          $   --
Average Debt Outstanding during the Year
 (in thousands)   . . . . . . . . . . . . . . . . .      $   --          $   --          $   --          $   --          $   --
Average Number of Shares Outstanding during
 the Year (in thousands)  . . . . . . . . . . . . .          --              --              --              --         333,175
Average Debt Per Share during the Year  . . . . . .      $   --          $   --          $   --          $   --          $ 0.01
___________________

(a) The total returns would have been lower had certain expenses not been reduced during the years shown (see Note 3 of Notes to Financial Statements).

                             The accompanying notes are an integral part of these financial statements.

                            The Kaufmann Fund, Inc.

                            SCHEDULE OF INVESTMENTS

                               December 31, 1998
                                                                     Value
                                                     Shares          (000s)
                                                     ------          ------

STOCKS - 90.7%

CONSUMER (GROUP) - 1.7%

CONSUMER - DURABLES - 0.1%
--------------------------

   Compass East Industry Pcl (THB)                      28,600  $        170
   Creative Master International,
   Inc.                                        *        50,000           300
                                                                    ---------
                                                                         470
                                                                    ---------

CONSUMER - NONDURABLES - 1.6%
-----------------------------

   Blyth Industries, Inc.               +      *     2,137,000        66,781
   Department 56, Inc.                         *        50,400         1,893
   Maxwell Shoe Company Inc.                   *        87,500           957
                                                                    ---------
                                                                      69,631
                                                                    ---------
   TOTAL CONSUMER (GROUP)                                             70,101

                                                                    ---------

                                                                     Value
                                                     Shares          (000s)
                                                     ------          ------

FINANCIAL (GROUP) - 2.4%

FINANCIAL - DOMESTIC - 2.3%
---------------------------
   Allied Capital Corporation                          500,000         8,656
   Federal Agricultural Mortgage
     Corporation                               *       145,000         5,383
   GreenPoint Financial Corp.                           79,000         2,775
   Headlands Mortgage Company           +      *     1,800,000        37,688
   Heller Financial, Inc.                              550,000        16,156
   Philadelphia Consolidated
     Holding Corp.                      +      *     1,088,700        24,632
                                                                    ---------
                                                                      95,290
                                                                    ---------
FINANCIAL - FOREIGN - 0.1%
--------------------------
   ABN Amro Asia Securities Pcl
     (THB)                                     *       245,400           140
   Adkinson Securities (THB)                   *       319,100           279
   Capital Nomura Securities Pcl
     (THB)                                             366,700           635
   Central European Growth Fund Pcl
     Wts. (GBP)                             #  *       400,000             2
   National Finance Pcl (THB)                  *     1,000,000           316
   Thai Reinsurance Pcl (THB)                           50,000           117
                                                                    ---------
                                                                       1,489
                                                                    ---------
   TOTAL FINANCIAL (GROUP)                                            96,779

                                                                     Value
                                                     Shares          (000s)
                                                     ------          ------

MEDICAL (GROUP) - 32.5%

MEDICAL EQUIPMENT & SUPPLIES - 10.5%
------------------------------------
   Arrow International, Inc.                           166,200         5,214
   Bionx Implants, Inc.                 +      *       960,500         7,984
   Combact Diagnostics Sys. Ltd.-
     Series B Pfd. (ILS)                    #  *        22,502         1,000
   Combact Diagnostics Sys. Ltd.-
     Series C Pfd. (ILS)                    #  *         3,522             0
   Combact Diagnostics Sys. Ltd.-
     Ordinary Shares (ILS)                  #              666             0
   DENTSPLY International Inc.                         300,000         7,725
   Diagnostic Products Corporation      +              768,400        23,917
   ENDOcare, Inc.                       +   #  *     2,000,000         4,000
   ENDOcare, Inc.                       +      *       499,300           983
   Haemonetics Corporation                     *       500,000        11,375
   Hanger Orthopedic Group, Inc.               *       500,000        11,250
   Medstone International, Inc.         +      *       500,500         3,285
   NeoPath, Inc.                               *       250,000         1,484
   Ocular Sciences, Inc.                       *       659,900        17,652
   Orthofix International N.V.          +      *     1,000,000        14,000
   PSS World Medical, Inc.              +      *     5,000,000       115,000
   STERIS Corporation                   +      *     5,900,000       167,781
   Sunrise Technologies
     International, Inc. - Warrants         #  *        11,500             0
   SurModics, Inc.                             *       200,000         3,100
   ThermoGenesis Corp.                      #  *       576,000         3,600
   ThermoGenesis Corp.                      #  *       800,000         1,200
   ThermoGenesis Corp. - Warrants           #  *        80,000             0

                                                                     Value
                                                     Shares          (000s)
                                                     ------          ------

MEDICAL EQUIPMENT & SUPPLIES (Continued) - 10.5%
------------------------------------------------
   Trex Medical Corporation                 #  *        22,000           237
   Ventana Medical Systems, Inc.               *       289,000         6,250
   Xomed Surgical Products, Inc.               *       450,000        14,400
   Young Innovations, Inc.              +      *       200,000         2,625
   Zoll Medical Corporation             +      *       980,600         8,703
                                                                    ---------
                                                                     432,765
                                                                    ---------

MEDICAL SERVICES - 17.5%
------------------------
   ABR Information Services, Inc.              *        10,000           196
   AmeriPath, Inc.                      +      *     1,000,400         8,941
   Cardinal Health, Inc.                             1,200,000        91,050
   Coast Dental Services, Inc.          +      *       800,000         8,300
   CompDent Corporation                 +      *     1,158,300        12,017
   Eclipsys Corporation                                175,000         5,075
   HBO & Company                                     6,166,125       176,891
   Healthcare Recoveries, Inc.          +      *     2,000,500        34,008
   Health Management Systems, Inc.      +      *       900,000         7,087
   HEALTHSOUTH Corporation                     *        50,000           772
   Health Systems Design
     Corporation                               *       118,900           802
   IDX Systems Corporation                     *       240,000        10,560
   Latin Healthcare Fund, L.P.              #  *     1,000,000         2,080
   Lincare Holdings, Inc.               +      *     5,144,300       208,665
   MedPartners, Inc.                           *     6,100,000        32,025
   Omnicare, Inc.                                      398,000        13,830
   Orthodontic Centers of America,
     Inc.                                      *       500,000         9,719
   Pacific Health Laboratories,
     Inc.                                   #  *       140,000           525
   PAREXEL International
     Corporation                               *       460,000        11,500

                                                                     Value
                                                     Shares          (000s)
                                                     ------          ------

   Physician Reliance Network, Inc.     +      *     4,104,900        53,877
   RTW, Inc.                            +      *     1,312,000         8,364
   Shared Medical Systems
     Corporation                                       100,000         4,988
   Sheridan Healthcare, Inc.            +      *       900,000         7,538
   Sterile Recoveries, Inc.             +      *       630,700         7,411
   Transition Systems, Inc.                    *       100,000         1,500
   Universal Standard Healthcare,
     Inc.                               +      *       700,000           438
   Universal Standard Healthcare,
     Inc.                               +   #  *       500,000           500
                                                                    ---------
                                                                     718,659

                                                                    ---------
PHARMACEUTICAL & BIOTECH - 4.5%
-------------------------------
   Aastrom Biosciences, Inc.            +      *     1,892,598         5,441
   Aastrom Biosciences, Inc.            +   #  *       135,062             0
   Alexion Pharmaceuticals, Inc.        +      *       837,300        11,199
   Alkermes, Inc.                              *       305,500         6,778
   Aradigm Corporation                         *       377,500         4,719
   ArQule, Inc.                         +      *     2,339,300        11,550
   Aurora Biosciences Corporation       +      *     3,002,000        19,325
   Aviron                                      *       544,300        14,084
   Dura Pharmaceuticals, Inc.                  *     1,200,000        18,225
   ENZON, Inc.                                 *       504,000         6,709
   EPIX Medical, Inc.                          *       377,500         3,516
   IntraBiotics Pharmaceuticals,
     Inc.-Series G Pfd.                     #  *     1,500,000         4,502
   Millenium Pharmaceuticals, Inc.             *        50,000         1,294
   Neurogen Corporation                        *        78,400         1,372
   NeXstar Pharmaceuticals, Inc.               *        50,000           462
   Peptech Limited (AUD)                    #  *        31,250             0
   PharmaPrint Inc.                            *       200,000         2,625
   Protein Design Labs, Inc.                   *       500,000        11,563
   QLT PhotoTherapeutics Inc. (CAD)            *       528,000        12,228

                                                                     Value
                                                     Shares          (000s)
                                                     ------          ------

   Serologicals Corporation                    *       845,100        25,353
   Sepracor Inc.                               *        50,700         4,468
   Syncor International Corporation                     10,000           273
   Titan Pharmaceuticals, Inc. -
     Pfd.                                   #  *        46,131             0
   Transkaryotic Therapies, Inc.               *        56,100         1,424
   Triangle Pharmaceuticals, Inc.           #  *     1,000,000        13,625
   UroGen Corp.                             #  *        66,500             0
   ViroPharma Incorporated              +      *       583,000         5,429
   Visible Genetics Inc.                    #  *       101,266         1,002
   Xenometrix, Inc.                         #  *         6,619             0
                                                                    ---------
                                                                     187,166
                                                                    ---------
                                                                   1,338,590
   TOTAL MEDICAL (GROUP)
                                                                    ---------


RETAIL (GROUP) - 15.3%

MAIL ORDER COMMERCIAL/INDUSTRIAL - 2.7%
---------------------------------------
   Barnett Inc.                         +      *       949,600        13,057
   Global DirectMail Corp               +      *    2,500,000         58,438
   Micro Warehouse, Inc.                       *    1,120,900         37,900
                                                                    ---------
                                                                     109,395
                                                                    ---------

                                                                     Value
                                                     Shares          (000s)
                                                     ------          ------

RESTAURANTS - 1.9%
------------------
   J.D. Wetherspoon plc (GBP)           +           15,952,065        47,440
   PizzaExpress PLC (GBP)                            1,500,000        19,987
   PizzaExpress PLC (GBP)                   #          950,000        12,658
                                                                    ---------
                                                                      80,085
                                                                    ---------
RETAIL - 10.7%
--------------
   BJ's Wholesale Club, Inc.                   *       200,000         9,262
   Borders Group, Inc.                         *     1,100,000        27,431
   Carrefour SA (FRF)                                    1,000           755
   Circuit City Stores - Circuit
     City Group                                        300,000        14,981
   Family Dollar Stores, Inc.                          850,000        18,700
   Finish Line, Inc., The                      *       200,000         1,600
   General Nutrition Companies,
     Inc.                                      *     1,584,600        25,750
   Hastings Entertainment, Inc.         +      *       597,200         8,361
   Kohl's Corporation                          *       100,000         6,144
   Lowe's Companies, Inc.                              500,000        25,594
   Office Depot, Inc.                   +      *     4,500,000       166,219
   PETsMART, INC.                       +      *     5,863,800        64,502
   ShopKo Stores, Inc.                         *       800,000        26,600
   Staples, Inc.                               *     1,000,000        43,687
   Western Growth Capital Partners
     I, L.L.L.P.                            #  *        52,500           130
   Xoom.com Inc.                               *        20,000           660
                                                                    ---------
                                                                     440,376
                                                                    ---------
   TOTAL RETAIL (GROUP)                                              629,856

                                                                    ---------

                                                                     Value
                                                     Shares          (000s)
                                                     ------          ------


TECHNOLOGY (GROUP) - 20.1%

COMMUNICATIONS EQUIPMENT - 1.2%
-------------------------------
   Asia Pacific Wire & Cable
   Corporation Limited                         *       205,600           822
   E-Tek Dynamics, Inc.                        *        70,000         1,873
   JDS Fitel Inc. (CAD)                        *       329,200         8,184
   Powerwave Technologies, Inc.                *       542,500        10,104
   Tellabs, Inc.                               *        20,100         1,378
   Uniphase Corporation                        *       400,000        27,750
                                                                    ---------
                                                                      50,111
                                                                    ---------
COMPUTER HARDWARE & ACCESSORIES - 0.5%
--------------------------------------
   Micron Electronics, Inc.                    *       500,000         8,656
   PixTech, Inc.                        +      *       678,169         1,632
   PixTech, Inc.                        +   #  *     1,000,000         2,000
   PixTech, Inc.                        +   #  *       266,297         6,000
                                                                    ---------
                                                                      18,288
                                                                    ---------

COMPUTER SERVICES - 6.1%
------------------------
   Affiliated Computer Services,
     Inc.                                      *     1,600,000        72,000
   Concord EFS, Inc.                           *     1,200,000        50,850
   CSG Systems International, Inc.             *       500,000        39,500
   Galileo International, Inc.                       1,000,000        43,500
   INSpire Insurance Solutions,
     Inc.                                      *       500,000         9,188
   International Telecommunication
   Data Systems, Inc.                   +      *     1,000,000        14,750
   QRS Corporation                      +      *       400,000        19,200
   Realty Information Group, Inc.                       85,000         1,073

                                                                     Value
                                                     Shares          (000s)
                                                     ------          ------

   Ticketmaster Online-CitySearch,
   Inc.- Class B                               *        50,000         2,800
                                                                    ---------
                                                                      252,861
                                                                    ---------
COMPUTER SOFTWARE - 7.0%
------------------------
   Amdocs Limited                              *     3,950,000        67,644
   BMC Software Inc.                           *       250,000        11,141
   Check Point Software
     Technologies Ltd.                         *       217,500         9,964
   Compuware Corporation                       *       150,000        11,719
   GreenField Technology Ventures
     Fund I                                 #                1            75
   Image Business Systems
     Corporation - Wts.                     #  *        32,000             0
   MAPICS, Inc.                         +      *     1,100,000        18,150
   MEMCO Software Ltd.                         *       166,500         2,539
   Network Associates, Inc.                    *       500,000        33,125
   New Era of Networks, Inc.            +      *       500,000        22,000
   PLATINUM technology, inc.                   *       299,999         5,738
   Puma Technology, Inc.                                91,900           310
   SensAble Technologies, Inc.              #  *     1,333,334         2,064
   Siebel System, Inc.                         *       345,000        11,708
   Sterling Commerce, Inc.                     *       350,000        15,750
   Sterling Software, Inc.                     *       650,000        17,591
   Synopsys, Inc.                              *       500,000        27,125
   Transaction System Architects,
     Inc. - Class A                            *       600,000        30,000
                                                                    ---------
                                                                     286,643
                                                                    ---------

                                                                     Value
                                                     Shares          (000s)
                                                     ------          ------

ELECTRONIC COMPONENTS - 0.8%
----------------------------
   Aavid Thermal Technologies, Inc.     +      *       350,000         5,906
   Flextronics International Ltd.              *       200,000        17,125
   Stanlite Pacific Ltd. (AUD)              #  *     1,998,048             0
   Vicor Corporation                    +      *     1,000,000         9,000
                                                                    ---------
                                                                      32,031
                                                                    ---------
SEMICONDUCTOR & EQUIPMENT - 2.7%
--------------------------------
   Alpha Industries, Inc.                      *       260,000         9,360
   Altera Corporation                          *       500,000        30,438
   DSP Communications, Inc.                    *       155,900         2,387
   Intel Corporation                                   170,000        20,155
   Peak Trends Trust                                 1,000,000         9,625
   Vitesse Semiconductor
     Corporation                               *      900,000         41,063
                                                                    ---------
                                                                     113,028
                                                                    ---------

TELECOMMUNICATION SERVICES - 1.8%
---------------------------------
   Advanced Info Service Pcl (THB)                      42,300           251
   Billing Concepts Corp.               +      *     2,423,300        26,656
   Illuminet Holdings, Inc.                 #  *        20,100           358
   SkyTel Communications Inc.                  *       700,000        15,488
   Transaction Network Services,
     Inc.                               +      *     1,645,400        33,011
                                                                    ---------
                                                                      75,764
                                                                    ---------

   TOTAL TECHNOLOGY (GROUP)                                          828,726

                                                                     Value
                                                     Shares          (000s)
                                                     ------          ------

OTHER (GROUP) - 18.7%

DISTRIBUTION - 1.0%
-------------------
   Central Garden & Pet Company         +      *     1,500,000        21,563
   Keystone Automotive Industries,
     Inc.                                      *       200,000         4,187
   Wilmar Industries, Inc.              +      *       900,000        18,281
                                                                    ---------
                                                                      44,031
                                                                    ---------

GOLD MINING - 0.7%
------------------
   Barrick Gold Corporation                            350,000         6,825
   Euro-Nevada Mining Corporation
     (CAD)                                             150,000         2,453
   Getchell Gold Corporation                   *       205,700         5,605
   Homestake Mining Company                            350,000         3,216
   Newmont Mining Corporation                          350,000         6,322
   Placer Dome Inc.                                    250,000         2,875
                                                                    ---------
                                                                      27,296
                                                                    ---------

                                                                     Value
                                                     Shares          (000s)
                                                     ------          ------

INDUSTRIAL - 0.9%
-----------------
   Asia Pulp & Paper Company Ltd.              *       250,000         2,047
   Buckeye Technologies Inc.                   *       900,000        13,444
   Cogeneration Pcl (THB)                      *       139,600           108
   JLM Industries, Inc.                 +      *       400,000         2,050
   Nuco2 Inc.                           +      *       500,000         3,156
   Owens Corning                                       121,200         4,295
   Phoenix Pulp & Paper Pcl (THB)              *       201,100             0
   Simpson Manufacturing Co., Inc.             *       300,000        11,231
   Tipco Asphalt Pcl (THB)                     *        80,000           116
                                                                    ---------
                                                                      36,447
                                                                    ---------
MEDIA & ENTERTAINMENT - 4.6%
----------------------------
   Championship Auto Racing Teams,
     Inc.                                      *       312,800         9,267
   Cinar Corporation - Class B          +      *     1,000,000        25,375
   Citadel Communications
     Corporation                               *       300,000         7,762
   Clear Channel Communications,
     Inc.                                      *       904,000        49,268
   Cunningham Graphics
   International, Inc.                  +      *       350,400         5,344
   Infinity Broadcasting Corp.-
     Class A                                   *       750,000        20,531
   Lamar Advertising Company                   *       730,000        27,193
   Loews Cineplex Entertainment
     Corporation                               *       800,000         8,100
   Outdoor Systems, Inc.                       *       800,000        24,000

                                                                     Value
                                                     Shares          (000s)
                                                     ------          ------

MEDIA & ENTERTAINMENT (Continued) - 4.6%
----------------------------------------
   Panavision Inc.                          #  *        46,363             0
   Realm Production and
   Entertainment, Inc.                      #  *       172,000           301
   TMP Worldwide Inc.                          *       300,000        12,600
                                                                    ---------
                                                                     189,741
                                                                    ---------
OIL & GAS - 0.6%
----------------
   Hardman Resources NL (AUD)               #  *       562,500             0
   Oceaneering International, Inc.             *        95,300         1,430
   PTT Exploration and Production
     Pcl (THB)                                 *         3,300            23
   Snyder Oil Corporation                            1,075,000        14,311
   St. Mary Land & Exploration
     Company                                           400,000         7,400
   Virginia Gas Company                 +              400,000         1,350
                                                                    ---------
                                                                      24,514
                                                                    ---------
REAL ESTATE - 0.1%
------------------
   IRSA Inversiones y
     Representaciones S.A.                             101,781         2,831
                                                                    ---------
                                                                       2,831
                                                                    ---------

                                                                     Value
                                                     Shares          (000s)
                                                     ------          ------

SERVICE - 10.4%
---------------
   Ambassadors International, Inc.      +      *       940,000        13,865
   Boron, LePore & Associates, Inc.            *       100,000         3,450
   Cendant Corporation                         *    17,300,000       329,781
   Charles River Associates
     Incorporated                              *       202,500         4,430
   CORT Business Services
     Corporation                        +      *       500,000        12,125
   Electricity Generating Authority
     of Thailand (THB)                         *        10,000            17
   Kroll-O'Gara Company, The                   *       200,000         7,888
   Marquee Group, Inc., The             +      *     3,219,500        14,488
   Rentokil Initial PLC (GBP)                        5,500,000        41,577
                                                                    ---------
                                                                     427,621
                                                                    ---------
TRANSPORTATION - 0.4%
---------------------
   Bangkok Expressway Plc (THB)                *       101,700            84
   Carey International, Inc.            +      *       557,500         9,756
   Dispatch Management Services
     Corp.                              +      *     1,175,700         4,776
   Eagle USA Airfreight, Inc.           +      *       100,000         2,450

                                                                    ---------
                                                                      17,066
                                                                    ---------
   TOTAL OTHER (GROUP)                                               769,547
                                                                    ---------

   TOTAL STOCKS (Cost $2,302,015)                               $  3,733,599
                                                                    =========

                                                   204,212,998


The accompanying notes are an integral part of these financial statements.

                            The Kaufmann Fund, Inc.

                        NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Kaufmann Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is incorporated in Maryland. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions. The following summarizes the significant accounting policies of the Fund:

     Security Valuation

     Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities, including restricted securities, for which exchange quotations are not readily available, are valued primarily using dealer-supplied valuations or at fair value, as determined in good faith under consistently applied procedures established by the Board of Directors. Short-term securities with remaining maturities of sixty days or less, for which quotations are not readily available, are valued at amortized cost or original cost plus interest, which both approximate current value.

     Foreign Currency Translation

     The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

     Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, dispositions of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

     Income Taxes

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Accordingly, no provision for Federal income taxes is required.

     Investment Income

     Dividend income is recorded on ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain.

     Security Transactions

     Security transactions are recorded on trade date, which is the date the order to buy or sell is executed. Gains and losses on securities sold are determined on the basis of identified cost.

     Distributions to Shareholders

     Distributions are recorded on ex-dividend date.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investments and foreign currency transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

2.   OPERATING POLICIES

     Foreign Currency Contracts

     The Fund uses foreign currency contracts to facilitate transactions in foreign securities. Losses may arise from changes in the value of the foreign currency, or if counter parties do not perform under the contract terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.

2.   OPERATING POLICIES (Continued)

     Repurchase Agreements

     The Fund, through its custodian, takes possession, through the Federal Reserve Book Entry System, of the collateral pledged for investments in repurchase agreements. The underlying U.S. Treasury or Federal Agency Securities are valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, liquidation and/or retention of the collateral may be subject to legal proceeding.

     Short Sales

     Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the borrowed security is replaced. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with its custodian, consisting of cash sufficient to collateralize the market value of its short positions. At December 31, 1998, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $578,436,613 and $406,784,822, respectively. Securities sold short at December 31, 1998 and their related values are set forth in the Schedule of Securities Sold Short.

3.   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fee

     Edgemont Asset Management Corporation ("Edgemont") is the investment advisor to the Fund. Certain officers and directors of the Fund are affiliated with Edgemont. Edgemont's investment advisory fee is calculated on an annual basis at 1.5% of the Fund's average net assets and is payable monthly. For the year ended December 31, 1998, the Fund incurred investment advisory fees of $79,655,324. Edgemont has voluntarily agreed to reimburse the Fund for expenses, to the extent of the investment advisory fee, if the Fund's annual expenses (other than brokerage commissions, other capital items, interest, taxes, extraordinary items and other excludable items) are in excess of $650,000. A reimbursement of $5,697,251 was made for the year ended December 31, 1998. Edgemont has voluntarily agreed to continue to provide this reimbursement in the future.

     Distribution Fee

     The Fund has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund or Edgemont may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to: advertising, printing of prospectuses and reports for prospective shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or Edgemont. The Fund or Edgemont may incur such distribution expenses at the rate of 0.75% per annum on the Fund's average net assets. For the year ended December 31, 1998, distribution expenses of $17,716,335 were incurred by the Fund, equivalent to 0.33% per annum of the Fund's average net assets.

     Redemption Fee

     The Fund imposes a redemption fee of 0.2% on the redemption price of the Fund's capital stock shares redeemed, if such shares were purchased after February 1, 1985. The redemption fee is intended to be applied to the Fund's aggregate expenses allocable to providing redemption services, including, but not limited to: transfer agent fees, postage, printing, telephone and related employment costs. Any excess fee proceeds are added to the Fund's assets. For the year ended
     December 31, 1998, redemption fees of $3,745,225 were charged by the Fund of which $1,089,053 were allocated to cover the cost of redemptions. Excess fee proceeds of $2,609,048 were added to the Fund's assets.

     Brokerage Commissions

     During 1998, the Fund placed a portion of its portfolio transactions with Bowling Green Securities, Inc. ("Bowling Green"), for which brokerage commissions of $27,000 were paid. Certain officers and directors of the Fund are affiliated with Bowling Green.


4.   SERVICE FEES

     The Fund has an Authorization Agreement for the payment of a service fee, not to exceed 0.25% per annum of the Fund's average net assets, to broker-dealers that provide liaison services to investors, such as responding to client inquiries and providing information on investments. For the year ended December 31, 1998, service fees of $4,571,072 were incurred by the Fund.


5.   INVESTMENTS

     Purchases and Sales of Investments

     Purchases and sales of securities (excluding short-term investments and securities sold short) aggregated $2,751,580,945 and $4,311,586,744, respectively.

     Portfolio Turnover Rate

     Portfolio turnover rate, which is calculated on the lesser of the costs of investments purchased or the proceeds from investments sold (excluding short-term investments and securities sold short), measured as a percentage of the Fund's average monthly portfolio was 59% for the year ended December 31, 1998.

     Tax Basis of Investments

     As of December 31, 1998, the aggregate cost, for Federal income tax purposes, of investment securities and proceeds of securities sold short was $2,451,844,331 and $237,965,112, respectively. Accumulated net unrealized appreciation aggregated $1,339,666,460, of which $1,590,389,624 related to appreciated investment securities and $250,723,164 related to depreciated investment securities.

6.   SECURITY LENDING

     The Fund loaned securities to certain brokers who paid the Fund negotiated lenders' fees. These fees, less costs to administer the program, are included in interest income and amounted to $1,070,642 for the year ended December 31, 1998. The Fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At December 31, 1998, the value of the securities loaned and the value of collateral was $480,311,087 and $485,948,363, respectively.


7.   TRANSACTIONS WITH AFFILIATED COMPANIES

     An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares. Transactions with companies which are or were affiliates are as follows:

                                                                                                        Amounts in Thousands
                                                                                                  --------------------------------
                                                                Purchases           Sales            Dividend
Affiliates                                                         Cost              Cost             Income            Value
----------                                                    --------------    --------------    --------------    --------------
Aastrom Biosciences, Inc.                                 *     $      --          $  3,335           $   --          $    5,441
Aastrom Biosciences, Inc. (restricted)                    *            --                --               --                  --
Aavid Thermal Technologies, Inc.                          *        16,085             3,776               --               5,906
Access Health, Inc.                                       *        15,662             8,167               --                  --
Alexion Pharmaceuticals Inc.                              *         8,947                --               --              11,199
Ambassadors International, Inc.                           *         1,924             3,261               --              13,865
AmeriPath, Inc.                                           *         5,290             1,075               --               8,941
Anika Therapeutics, Inc.                                  *            --             3,992               --                  --
ArQule, Inc.                                              *        13,442                --               --              11,550
Aurora Biosciences Corporation                            *        28,336                28               --              19,325
Barnett, Inc.                                             *         4,603               582               --              13,057
Billing Concepts Corp.                                    *        13,874             6,328               --              26,656
Bionx Implants, Inc.                                      *         2,983             3,804               --               7,984
Blyth Industries, Inc.                                    *            --            18,031               --              66,781
Cameron Ashley Building Products                          *            13             6,606               --                  --
Carey International, Inc.                                 *            --             9,230               --               9,756
CCC Information Svcs Group                                *        14,392            23,918               --                 --
Central Garden and Pet Company                            *         1,160            14,138               --              21,563
Children's Comprehensive Services, Inc.                   *            --             4,465               --                  --
Cholestech Corporation                                    *            --             5,622               --                  --
Cinar Corporation - Class B                               *            --            16,135               --              25,375
CN Biosciences, Inc.                                      *            --             9,120               --                  --
Coast Dental Services, Inc.                               *         4,265             2,677               --               8,300
CompDent Corporation                                      *            --             5,275               --              12,017
Computer Motion, Inc.                                     *            --             4,854               --                  --
CompX International Inc.                                  *            --            11,625               --                  --
CORT Business Services Corporation                        *         1,572            13,003               --              12,125
Cost Plus, Inc.                                           *         3,544            14,144               --                  --
CSK Auto Corporation                                      *            --            19,255               --                  --
Cunningham Graphics International, Inc.                   *         7,902             1,644               --               5,344
Diagnostic Products Corporation                                        --                --              184              23,917
Dispatch Management Services Corp.                        *        30,135            14,402               --               4,776
Donnelley Enterprise Solutions Inc.                       *           114            15,345               --                  --
Duff & Phelps Credit Rating Company                                    --            15,677               18                  --
Eagle USA Airfreight, Inc.                                *         4,843            22,479               --               2,450
ENDOcare, Inc.                                            *           591                --               --                 983
ENDOcare, Inc. (restricted)                               *         3,504                --               --               4,000
FinishMaster, Inc.                                        *            --             3,361               --                  --
Global DirectMail Corp                                    *        18,958             8,625               --              58,438
Hastings Entertainment, Inc.                              *         9,280             2,587               --               8,361
Headlands Mortgage Company                                *            --             8,413               --              37,688
Health Management Systems, Inc.                           *         1,241             2,915               --               7,087

                                     -49-

                                                                                                        Amounts in Thousands
                                                                                                  --------------------------------
                                                                Purchases           Sales            Dividend
Affiliates                                                         Cost              Cost             Income            Value
----------                                                    --------------    --------------    --------------    --------------
Healthcare Recoveries, Inc.                               *         5,307                --               --              34,008
Information Storage Devices, Inc.                         *           290             5,558               --                  --
International Telecommunication Data Sys. Inc.            *        20,450                 5               --              14,750
J.D. Wetherspoon plc                                                   --             3,430              552              47,440
JLK Direct Distribution Inc.                              *            --            11,090               --                  --
JLM Industries, Inc.                                      *           488               646               --               2,050
Learmonth & Burchette Mgmt. Systems Plc                   *            --             2,590               --                  --
Liberty Technologies, Inc.                                *            --               816               --                  --
LifeCell Corporation                                      *            --             5,264               --                  --
Lincare Holdings, Inc.                                    *        50,860            12,582               --             208,665
MAPICS, Inc.                                              *         1,588               124               --              18,150
Marquee Group Inc., The                                   *            --             1,410               --              14,488
Medstone International, Inc.                              *             4                --               --               3,285
Microchip Technology, Inc.                                *         7,924            89,818               --                  --
Minntech Corporation                                                   --             7,767               18                  --
Monarch Dental Corporation                                *            --             6,955               --                  --
MoneyGram Payment Systems, Inc.                           *            --            13,999               --                  --
Monro Muffler Brake, Inc.                                 *            --             5,244               --                  --
National Research Corporation                             *         3,165             1,850               --                  --
New Era of Networks, Inc.                                 *         3,000            21,093               --              22,000
Nielsen Media Research                                    *            --             1,719               --                  --
Nu Skin Asia Pacific, Inc.                                *            --             6,424               --                  --
Nuco2 Inc.                                                *         1,954                --               --               3,156
Office Depot, Inc.                                        *         1,289             3,818               --             166,219
Orthofix International N.V.                               *           450                --               --              14,000
Pameco Corporation                                        *            --             6,570               --                  --
Panavision Inc.                                           *            --            25,721               --                  --
PETsMART, Inc.                                            *        45,742                --               --              64,502
Philadelphia Consolidated Holding Corp.                   *         1,658                --               --              24,632
Physician Reliance Network, Inc.                          *            --                --               --              53,877
Pixtech, Inc.                                             *            --                --               --               1,632
Pixtech, Inc. (restricted)                                *            --                --               --               2,000
Pixtech, Inc. (restricted)                                *         6,000                --               --               6,000
PJ America Inc.                                           *            --             9,871               --                  --
Professional Staff PLC                                    *         7,455             5,790               --                  --
Promis Systems Corporation Ltd.                           *            --             1,390               --                  --
ProSource, Inc.                                           *            --            14,198               --                  --
PSS World Medical,  Inc.                                  *        29,800            24,698               --             115,000
QRS Corporation                                           *         5,054            11,556               --              19,200
Qualix Group Inc.                                         *           595             1,151               --                  --
RTW, Inc.                                                 *           366               232               --               8,364
Rush Enterprises, Inc.                                    *           698             6,763               --                  --
Sabratek Corporation                                      *            --            19,837               --                  --
SCP Pool Corp.                                            *            --             9,225               --                  --
Sheridan Healthcare, Inc.                                 *            --                --               --               7,538


                                     -50-

                                                                                                        Amounts in Thousands
                                                                                                  --------------------------------
                                                                Purchases           Sales            Dividend
Affiliates                                                         Cost              Cost             Income            Value
----------                                                    --------------    --------------    --------------    --------------
Sterile Recoveries, Inc.                                  *           653             1,017               --               7,411
STERIS Corporation                                        *        13,263            45,616               --             167,781
TransAct Technologies Incorporated                        *            71             4,289               --                  --
Transaction Network Services, Inc.                        *        14,070            25,740               --              33,011
Trend-Lines, Inc.                                         *            26             2,777               --                  --
Universal Standard Healthcare, Inc.                       *            --                --               --                 438
Universal Standard Healthcare, Inc.(restricted)           *         1,250                --               --                 500
Vicor Corporation                                         *            --            30,411               --               9,000
Viking Office Products, Inc.                              *           145            31,021               --                  --
Virginia Gas Co.                                                    1,400                --               25               1,350
ViroPharma Incorporated                                   *         5,838                --               --               5,429
Wilmar Industries, Inc.                                   *            --                --               --              18,281
Young Innovations, Inc.                                   *         2,314             1,907               --               2,625
Zoll Medical Corporation                                  *           489                --               --               8,703
                                                                 --------          --------           ------          ----------

                                                                $ 446,316          $789,876           $  797          $1,538,370
                                                                 ========          ========           ======          ==========
* Non-income producing during the year.

8.   RESTRICTED SECURITIES

     The Fund may not invest more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1998, the Fund owned the following restricted securities (constituting 1.2% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by pricing services or brokers, or if not available, in good faith by or at the direction of the Board of Directors. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                                                                        Amounts in Thousands
                                                                                                  --------------------------------
                                                                Date(s) of
Description                                                    Acquisition     Share/Par Amount        Cost             Value
-----------                                                   --------------    --------------    --------------    --------------
Aastrom Biosciences Inc.                                         02/17/98             6,457          $     --          $     --
                                                                 04/15/98            26,316                --                --
                                                                 10/02/98           102,289                --                --
                                                                                  ---------          --------          --------
                                                                                    135,062                --                --

Central European Growth Fund PLC - Wts. (GBP)                    02/24/95           400,000                --                 2

Combact Diagnostics Systems Ltd. (ILS)                           11/02/95            22,502             1,000             1,000

Combact Diagnostics Systems Ltd.-Ser.C Pfd. (ILS)                10/16/98             3,522                --                --

Combact Diagnostics Systems Ltd.-Ord. Shrs. (ILS)                10/16/98               666                --                --

ENDOcare, Inc.                                                   01/24/97         1,000,000             3,500             2,000
                                                                 04/16/98           750,000             2,625             1,500
                                                                 04/24/98           250,000               879               500
                                                                                  ---------          --------          --------
                                                                                  2,000,000             7,004             4,000

GreenField Technology Ventures Fund I                            06/15/98                 1                75                75







                                     -52-

                                                                                                        Amounts in Thousands
                                                                                                  --------------------------------
                                                                Date(s) of
Description                                                    Acquisition     Share/Par Amount        Cost             Value
-----------                                                   --------------    --------------    --------------    --------------
Hardman Resources NL (AUD)                                       04/08/93           100,000                34                --
                                                                 04/13/93           100,000                35                --
                                                                 04/15/93            50,000                19                --
                                                                 04/23/93           100,000                34                --
                                                                 08/11/93          100,000                 31                --
                                                                 02/06/95           112,500                 4                --
                                                                                  ---------          --------          --------
                                                                                    562,500               157                --

Illuminet Holdings, Inc.                                         02/04/98            20,100               358               358

Image Business Systems Corporation - Wts.                        04/22/93           32,000                 --                --

IntraBiotics Pharmaceuticals, Inc. - Series G. Pfd.              11/23/98         1,500,000             4,502             4,502

Latin Healthcare Fund, L.P.                                      07/15/97         1,000,000             2,080             2,080

Pacific Health Laboratories, Inc.                                08/09/96           140,000               525               525

Panavision Inc.                                                  06/05/98            46,363               767                --

Peptech Limited (AUD)                                            07/19/93            31,250                76                --

Pixtech Inc.                                                     03/31/98         1,000,000             4,020             2,000

Pixtech Inc.                                                     12/24/98           266,297             6,000             6,000

PizzaExpress PLC (GBP)                                           04/18/96           550,000             2,706             7,328
                                                                 10/16/96           400,000             3,011             5,330
                                                                                  ---------          --------          --------
                                                                                    950,000             5,717            12,658

Realm Production and Entertainment, Inc.                         03/24/97           172,000               301               301

SensAble Technologies, Inc.                                      12/23/97         1,333,334             2,064             2,064

Stanlite Pacific Ltd. (AUD)                                      12/04/97         1,998,048                --                --

Sunrise Technologies International, Inc. - Wts.                  09/01/92             5,250                --                --
                                                                 09/28/92             6,250                --                --
                                                                                  ---------          --------          --------
                                                                                     11,500                --                --




                                     -53-

                                                                                                        Amounts in Thousands
                                                                                                  --------------------------------
                                                                Date(s) of
Description                                                    Acquisition     Share/Par Amount        Cost             Value
-----------                                                   --------------    --------------    --------------    --------------
ThermoGenesis Corp.                                              12/31/97           800,000             2,000             1,200

ThermoGenesis Corp. - Wts.                                       01/27/98            80,000                --                --

ThermoGenesis Corp. - Series A Convertible                       12/29/98           576,000             3,600             3,600

Titan Pharmaceuticals, Inc. - Pfd.                               03/28/95            46,131               100                --

Trex Medical Corporation                                         11/15/95            20,000               205               215
                                                                 06/24/96             2,000                28                22
                                                                                  ---------          --------          --------
                                                                                     22,000               233               237

Triangle Pharmaceuticals, Inc.                                   12/30/98         1,000,000            10,000            13,625

Universal Standard Healthcare, Inc.                              06/08/98           500,000             1,265               500

UroGen Corp.                                                     12/27/95            66,500                 3                --

Western Growth Capital Partners I, L.L.L.P.                      12/31/97            52,500               130               130

Visible Genetics Inc.                                            11/19/98           101,266             1,002             1,002

Xenometrix, Inc.                                                 07/10/92             6,619                50                --

                                                                                                     $ 53,029          $ 55,859
                                                                                                     ========          ========

9.   LINE OF CREDIT

     The Fund has a $400,000,000 committed secured leverage line of credit with its custodian bank. The Fund pledges 75% of its assets as collateral against the line. Borrowings are charged interest at 0.50%, over the current overnight Federal Funds Rate. The Fund incurs a commitment fee of 0.075% per annum on the unused portion of the line of credit, payable quarterly. There were no borrowings under the line of credit during the year ended December 31, 1998.

10.  FORWARD EXCHANGE CURRENCY CONTRACTS

     The Fund enters into forward exchange currency contracts in order to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of the contract is included in net realized gain or loss on foreign currency transactions.

     Fluctuations in the net value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

     Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

     At December 31, 1998 the Fund had outstanding forward exchange currency contracts as follows:

Contract
Foreign Currency                                               Origination     Value on Current  U.S.$ Unrealized
Sale Contracts                                                    Amount             Date             Value          Depreciation
----------------                                              --------------    --------------    --------------    --------------
Canadian Dollar expiring 01/05/99                              $ 1,637,129        $1,637,129        $1,662,102         $(24,937)
Thai Baht expiring 01/04/99                                            264               264               267               (3)

INVESTMENT ADVISOR:

Edgemont Asset Management Corporation
140 East 45th Street, 43rd Floor
New York, New York  10017
(212) 661-2443


CUSTODIAN:

State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts  02105


TRANSFER AGENT:

Boston Financial Data Services Inc.
P.O. Box 8331
Boston, Massachusetts  02266
(800) 261-0555


LEGAL COUNSEL:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017


INDEPENDENT AUDITORS:

Sanville & Company
1514 Old York Road
Abington, Pennsylvania  19001

                         INDEPENDENT AUDITOR'S REPORT



To the Shareholders and
Board of Directors of
The Kaufmann Fund, Inc.


          We have audited the accompanying statement of assets and liabilities of The Kaufmann Fund, Inc., including the schedules of investments and securities sold short, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Kaufmann Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


Abington, Pennsylvania                                      SANVILLE & COMPANY
January 22, 1999                                  Certified Public Accountants

                                  PART C

                            OTHER INFORMATION

Item 23.  Exhibits

Exhibit No.

(1)       Certificate of Incorporation, as amended<F3>

(2)       Copy of By-Laws<F3>

(3)       None

(4) Copy of Investment Management Agreement between The Kaufmann Fund, Inc. and Edgemont Asset Management Corporation, as amended.<F3>

(5)       Agreement Pursuant to Plan of Distribution between The
          Kaufmann Fund, Inc. and Edgemont Asset Management
          Corporation<F4>
          Amendment No. 1 dated 7/1/93<F4>

(6)       None

(7) Custodian Agreement between and The Kaufmann Fund, Inc. and State Street Bank and Trust Company.<F4>
          Special Custody Account Agreement between The Kaufmann Fund, Inc., State Street Bank and Trust Company, and Morgan Stanley Prime Brokerage<F4>

(8) Transfer Agency and Service Agreement between The Kaufmann Fund, Inc. and Boston Financial Data Services, Inc.<F4>

          Copy of Authorization Agreement for payment of Service
          Fees<F4>

(9)       Opinion of Martin V. Miller, Esq. and consent dated
          4/20/98<F4>

(10) Opinion of Sanville Company - Certified Public Accountants included in Annual Report for the year ending 12/31/98 which is incorporated by reference in the Fund's 1998 Annual
          Report.<F4>

          Consent of Sanville & Company

(11) In Part B: The Registrant's Annual Report for the calendar year ending 12/31/98 is incorporated by reference. Pursuant to the requirements of Rule 303(b) of Regulation ST, the financial statements appearing in the Registrant's
          12/31/98 Annual Report, filed in electronic format, are included in this filing.<F4>

(12)      None

(13)      Plan of Distribution adopted by The Kaufmann Fund, Inc.<F4>

          Amendment No. 1 dated 7/1/93<F4>

(14)      Financial Data Schedule

(15)      None


[FN]
<F1> An Exhibit to Post-Effective Amendment No. 37 which was filed on
     December 11, 1993.
<F2> An Exhibit to Post-Effective Amendment No. 43 which was filed on
     March 15, 1995.
<F3> An Exhibit to Post-Effective Amendment No. 45 filed electronically on March 11, 1996.
<F4> An Exhibit to Post-Effective Amendment No. 48 filed electronically on April 30, 1998.


Item 24.  Persons Controlled by or Under Common Control With Registrant

There are no persons controlled by or under common control with Registrant.


Item 25.  Indemnification
-------------------------

(a) General. The Articles of Incorporation (the "Articles") of the Fund provide that to the fullest extent permitted by Maryland or federal law, no director or officer of the Fund shall be personally liable to the Fund or its shareholders for money damages and each director and officer shall be indemnified by the Fund. The By-Laws of the Fund provide that the Fund shall indemnify any individual who is a present or former director or officer of the Fund and who, by reason of his position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law.

(b) Disabling Conduct. Both the Articles and the By-Laws provide, however, that nothing therein shall be deemed to protect any director or officer against any liability to the Fund or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

The By-Laws provide that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) Standard of Conduct. Under Maryland law, the Fund may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination, in accordance with Maryland law, has been made that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. Maryland law requires that a director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The By-Laws provide that the Fund may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. In accordance with the By-Laws, such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Fund shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither "interested persons" of the Fund, as defined in
Section 2(a)(19) of the 1940 Act, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance. The By-Laws provide that, to the fullest extent permitted by Maryland law and Section 17(h) of the 1940 Act, the Fund may purchase and maintain insurance on behalf of any officer or director of the Fund, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Fund would have the power to indemnify him or her against such liability.


Item 26.  Business and Other Connections of Investment Advisor

Bowling Green Securities, Inc., 140 East 45th Street, 43rd Floor, New York, New York 10017, is wholly owned by Hans P. Utsch. Mr. Utsch is the Chairman of the Board and owner of 50% of the outstanding voting
securities of Edgemont Asset Management Corporation.   Mr. Lawrence
Auriana is a registered representative of Bowling Green Securities, Inc. and is a director and president of Edgemont Asset Management Corporation and owns 50% of the outstanding voting securities of such company.


Item 27.  Principal Underwriter

The Fund does not have a principal underwriter


Item 28.  Location of Accounts and Records

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 140 East 45th Street, 43rd Floor, New York, New York 10017; the Fund's accounting and transfer agency records are maintained at Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, MA 02171.


Item 29.  Management Services

There are no management service contracts not described in Part A or Part B of Form N-1A


Item 30.  Undertakings

a) The Fund undertakes to provide a copy of its most recent Annual Report without charge to any recipient of its currently effective prospectus who requests the information.

b) The Fund agrees that the Directors of the Fund will promptly call a meeting of shareholders for the purpose of acting upon questions of removal of a director or directors when requested in writing to do so by the record holder of not less than 10% of the outstanding shares.

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(6) under the Securities Act of 1933, as amended and that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in the City of New York and State of New York, on the 29th day of April, 1999.


                               THE KAUFMANN FUND, INC.


                               By:  /s/ Hans P. Utsch
                                  -----------------------------
                                  President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

NAME                       TITLE                  DATE

/s/ Hans P. Utsch          Director, President    April 29, 1999
------------------------   and Treasurer
HANS P. UTSCH


/s/ Lawrence Auriana       Chairman of Board,     April 29, 1999
------------------------   Director, Vice
LAWRENCE AURIANA           President and
                           Secretary


/s/ Leon Lebensbaum        Director               April 29, 1999
------------------------
LEON LEBENSBAUM



/s/ Gerard M. Grosof       Director               April 29, 1999
------------------------
GERARD M. GROSOF


/s/ Pauline Gold           Director               April 29, 1999
------------------------
PAULINE GOLD


/s/ Roger E. Clark         Director               April 29, 1999
------------------------
ROGER E. CLARK